UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03395
                                   ---------

                     FRANKLIN FEDERAL TAX-FREE INCOME FUND
                     -------------------------------------
              (Exact name of registrant as specified in charter)

               ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
               (Address of principal executive offices) (Zip code)

         CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
         -------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000
                                                    ------------

Date of fiscal year end: 4/30
                         ----

Date of reporting period: 10/31/05
                          --------

      ITEM 1. REPORTS TO STOCKHOLDERS.


                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                                           OCTOBER 31, 2005
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
        SEMIANNUAL REPORT AND SHAREHOLDER LETTER           TAX-FREE INCOME
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     WANT TO RECEIVE
                                                     THIS DOCUMENT
                                                     FASTER VIA EMAIL?
                   FRANKLIN FEDERAL
                TAX-FREE INCOME FUND                 Eligible shareholders can
                                                     sign up for eDelivery at
                                                     franklintempleton.com.
                                                     See inside for details.
--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                  INVESTMENTS

                      FRANKLIN  o  Templeton  o  Mutual Series

                            FRANKLIN TEMPLETON INVESTMENTS

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

Not part of the semiannual report

CONTENTS

SHAREHOLDER LETTER .....................................................    1

SPECIAL FEATURE:

Understanding Interest Rates ...........................................    4

SEMIANNUAL REPORT

Franklin Federal Tax-Free Income Fund ..................................    7

Performance Summary ....................................................   11

Your Fund's Expenses ...................................................   14

Financial Highlights and Statement of Investments ......................   16

Financial Statements ...................................................   52

Notes to Financial Statements ..........................................   56

Shareholder Information ................................................   63

--------------------------------------------------------------------------------

SPECIAL FEATURE

UNDERSTANDING INTEREST RATES

DID YOU EVER WONDER WHY YOUR TAX-FREE INCOME FUND SHARE PRICE FLUCTUATES? OR WHY THE DIVIDENDS YOU RECEIVE FROM YOUR TAX-FREE INCOME FUND AREN'T ALWAYS THE SAME? AT FRANKLIN TEMPLETON INVESTMENTS, MAXIMIZING TAX-FREE INCOME AND PRESERVING OUR SHAREHOLDERS' CAPITAL ARE OUR TOP PRIORITIES.1 EVEN SO, CHANGES IN THE ECONOMY AND INTEREST RATES CAN HAVE AN IMPACT ON YOUR FUND'S SHARE PRICE AND DIVIDENDS.

BELOW, YOU'LL FIND ANSWERS TO COMMONLY ASKED QUESTIONS ABOUT THE RELATIONSHIP BETWEEN MUNICIPAL BONDS AND INTEREST RATES. UNDERSTANDING WHAT AFFECTS YOUR TAX-FREE INCOME FUND MAY HELP YOU BECOME A MORE EFFECTIVE INVESTOR.

Q.    WHAT IS THE DIFFERENCE BETWEEN SHORT- AND LONG-TERM INTEREST RATES?

A. The Federal Reserve Board controls the Federal funds target rate (Fed funds rate), which in turn influences the market for shorter-term securities. The Fed closely monitors the economy and has the power to raise or lower the Fed funds rate in order to keep inflation in check or to help stimulate the economy. The Fed funds rate is the rate that banks charge other banks for overnight loans.

      Long-term interest rates, as represented by yields of the 10-year or 30-year Treasury bond, are market-driven and tend to move in anticipation of changes in the economy and inflation.

Q.    WHAT CAUSES INTEREST RATES TO RISE AND FALL?

A. Interest rate trends are primarily determined by economic factors such as inflation, the strength of the U.S. dollar and the pace of economic growth.

      If the economy slows down, the Fed may lower the Fed funds rate to stimulate economic growth, as we witnessed from January 2001 to June 2003. On the other hand, strong economic growth can lead to inflation. If the Fed becomes concerned about inflation, it may attempt to cool the economy by raising the Fed funds rate, as it did in 2004 and 2005.

      It should be noted that short- and long-term interest rates don't necessarily move in tandem. While short-term rates rose in 2004, long-term rates, despite some fluctuations, ended the year just about where they started.

(1) For investors subject to alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

[GRAPHIC Q&A]

-----------------------------------------------------
NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
-----------------------------------------------------


4 | Not part of the semiannual report

Q.    HOW DO CHANGES IN INTEREST RATES AFFECT BOND PRICES?

A. Typically, bond prices, and thus a tax-free income fund's share price, move in the opposite direction of interest rates. So, when interest rates rise, bond prices fall, and conversely, when rates decline, bond prices tend to rise in value.

      When rates go up, newly issued bonds, with their new, higher yields become more attractive than comparable existing bonds with lower yields. So, investors who want to sell their existing bonds have to reduce their prices to make them equally attractive.

                                [GRAPHIC OMITTED]

      Generally, tax-free income fund portfolios comprising municipal bonds with longer maturities are more sensitive to changes in long-term interest rates than portfolios with shorter-term municipal bonds. Similarly, funds with shorter-term municipal bonds are typically more influenced by short-term rate changes than funds with longer-term municipal bonds.

      But, while tax-free income fund prices will fluctuate with interest rate changes, it's important to remember that price movement is only part of the picture. As a tax-free income fund shareholder, you also receive monthly tax-free income,1 which has historically been the largest component of total return for municipal bonds.2 Total return includes price movement (capital appreciation or depreciation) and income. And since bonds generally pay interest whether prices move up or down, the interest from municipal bonds can help cushion a fund's overall total return, especially when rates are rising.

Q.    HOW DO INTEREST RATES AFFECT MY TAX-FREE DIVIDENDS?

A. When interest rates decline, municipal bond issuers often "call" or redeem existing higher-yielding bonds and replace them with new, lower-yielding bonds to reduce the amount of interest they pay on the debt. As funds then have to reinvest proceeds from the called bonds into new, lower-yielding bonds, their investment earnings decline, and the dividends paid out to shareholders also decline.

(2) Source: Lehman Brothers Municipal Bond Index, 9/30/05. Total return includes compounded income and capital appreciation over the 20-year period ending 9/30/05. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

                                                                   [GRAPHIC Q&A]


                                           Not part of the semiannual report | 5

      Higher interest rates may lead to higher dividends. When interest rates rise, fewer bonds are called and fund managers may have the opportunity to invest in new, higher-yielding bonds. As a result, the funds' investment earnings can increase, and they are able to pay out higher dividends to shareholders over time.

Q. WHAT IS THE BENEFIT OF FRANKLIN'S INVESTMENT APPROACH WHEN INTEREST RATES ARE VOLATILE?

A. Since 1977, Franklin has consistently adhered to a strategy of investing for high, current, tax-free income.(1)

      Our straightforward, "plain-vanilla" approach to investing means we do not use leverage or invest in speculative derivatives or futures, which could increase the level of risk for our fund portfolios, especially when interest rates are volatile. Similarly, we do not try to time the market and predict interest rate movements. Instead, we carefully select bonds for our fund portfolios that we believe should provide a high level of stable income until maturity.

      We generally invest in current coupon securities to maximize tax-free income. Over time, as we invest in different interest rate climates, the portfolios become well diversified with a broad range of securities. As a result of this strategy, we own many older securities with higher coupons, which are generally less sensitive to interest rate movements and help to provide stability to our fund portfolios.

      Our tax-free income fund investment strategy cannot eliminate interest rate risk, but it may help to reduce this risk.

Q.    WHAT ARE THE KEY BENEFITS OF INVESTING IN TAX-FREE INCOME FUNDS?

A. It's important to remember the reasons to own tax-free income funds don't change when market conditions change. For long-term investors seeking monthly, tax-free income and portfolio diversification, we believe tax-free income funds are an attractive investment option. At Franklin, we will continue to serve our shareholders by seeking to provide a high level of tax-free income consistent with prudent investment management and the preservation of shareholders' capital.

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

[GRAPHIC Q&A]


6 | Not part of the semiannual report

SEMIANNUAL REPORT

FRANKLIN FEDERAL TAX-FREE INCOME FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Federal Tax-Free Income Fund seeks to provide as high a level of income exempt from federal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in investment-grade municipal securities that pay interest free from such taxes.(1)

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*

Franklin Federal Tax-Free Income Fund
Based on Total Long-Term Investments as of 10/31/05**

[THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA ....................................   57.7%
AA .....................................   10.5%
A ......................................   10.9%
BBB ....................................   13.1%
Below Investment Grade .................    2.3%
Not Rated by S&P .......................    5.5%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**    Does not include short-term investments and other net assets.

RATINGS                        MOODY'S     INTERNAL
AAA or Aaa                        3.1%         0.2%
AA or Aa                          0.3%           --
A                                 0.3%           --
BBB or Baa                        0.6%         0.1%
Below Investment Grade            0.2%         0.7%
---------------------------------------------------
Total                             4.5%         1.0%

--------------------------------------------------------------------------------

This semiannual report for Franklin Federal Tax-Free Income Fund covers the period ended October 31, 2005.

(1) Dividends are generally subject to state and local taxes, if any. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 20.


                                                           Semiannual Report | 7

DIVIDEND DISTRIBUTIONS(2)
5/1/05-10/31/05

--------------------------------------------------------------------------------
                                        DIVIDEND PER SHARE
                   -------------------------------------------------------------
MONTH                 CLASS A        CLASS B         CLASS C      ADVISOR CLASS
--------------------------------------------------------------------------------
May                 4.70 cents      4.16 cents      4.16 cents      4.79 cents
--------------------------------------------------------------------------------
June                4.70 cents      4.20 cents      4.18 cents      4.79 cents
--------------------------------------------------------------------------------
July                4.70 cents      4.20 cents      4.18 cents      4.79 cents
--------------------------------------------------------------------------------
August              4.70 cents      4.20 cents      4.18 cents      4.79 cents
--------------------------------------------------------------------------------
September           4.60 cents      4.02 cents      4.03 cents      4.69 cents
--------------------------------------------------------------------------------
October             4.60 cents      4.02 cents      4.03 cents      4.69 cents
--------------------------------------------------------------------------------
TOTAL              28.00 CENTS     24.80 CENTS     24.76 CENTS     28.54 CENTS
--------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

PERFORMANCE OVERVIEW

Because bond yield and price typically move in opposite directions, as municipal bond yields rose bond prices fell for the six-month reporting period. The Fund's Class A share price, as measured by net asset value, decreased from $12.23 on April 30, 2005, to $12.03 on October 31, 2005. The Fund's Class A shares paid dividends totaling 28.00 cents per share for the same period.2 The Performance Summary beginning on page 11 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.39%, based on an annualization of October's 4.6 cent per share dividend and the maximum offering price of $12.56 on October 31, 2005. An investor in the 2005 maximum federal personal income tax bracket of 35.00% would need to earn a distribution rate of 6.75% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B, C and Advisor shares' performance, please see the Performance Summary.

The Fund was subject to bond calls during the six months under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher coupon bonds issued several years ago. In general, we were limited to reinvesting the proceeds from these bond calls as well as from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.

(2) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


8 | Semiannual Report

MUNICIPAL BOND MARKET OVERVIEW

For the six-month period ended October 31, 2005, the fixed income markets continued to deliver positive performance despite record high oil prices, increased fears of inflation, concerns about the dollar, mixed economic releases, and the aftermath of Hurricanes Katrina and Rita. The U.S. Treasury market continued to experience strong support from foreign buyers seeking relatively higher yields. Municipal bonds, which have domestic tax advantages, outperformed U.S. Treasury bonds, as the Lehman Brothers Municipal Bond Index returned +0.59% for the period, while the Lehman Brothers U.S. Treasury Index had a -0.09% return.(3)

During the reporting period, short-term interest rates steadily increased while long-term interest rates experienced some volatility. The Federal Reserve Board remained on track and raised the federal funds target rate from 2.75% to 3.75% in four successive moves during the period under review. The Treasury yield curve, which illustrates rates for Treasuries with short to long maturities, flattened somewhat as short- and intermediate-term rates went up more than longer-maturity rates. Over the six-month period, the 10-year Treasury bond yield increased 36 basis points (100 basis points equal one percentage point), while the 30-year Treasury bond yield increased 25 basis points. The 10-year Treasury yielded 4.57% and the 30-year Treasury yielded 4.76% on October 31, 2005. According to Municipal Market Data, 10-year municipal bond yields increased 35 basis points while 30-year yields increased 22 basis points.(4) Consequently, long-maturity municipal bonds continued to outperform intermediates.

Motivated by the relatively low interest rate environment, municipalities sought to refinance existing debt or borrow for capital improvement, which resulted in rising issuance during the reporting period. Just as homebuyers seek the lowest mortgage rates, municipalities borrow money when interest rates are low. Thus, over the past two years, municipalities have issued more bonds to lock in lower rates. Municipalities issued $338.6 billion in new debt year-to-date in 2005.(5)

(3) Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Lehman Brothers U.S. Treasury Index includes public obligations of the U.S. Treasury with a remaining maturity of one year or more. All issues must have at least one year to final maturity regardless of call features, have at least $250 million par amount outstanding and be rated investment grade (Baa3 or better). They must also be dollar denominated, nonconvertible and publicly issued. The index excludes Treasury bills (because of the maturity constraint), flower bonds, targeted investor notes (TINs), and state and local government series
      (SLGS) bonds, STRIPS and Treasury Inflation-Protected Securities (TIPS).

(4)   Source: Thomson Financial.

(5)   Source: THE BOND BUYER.


                                                           Semiannual Report | 9

PORTFOLIO BREAKDOWN
10/31/05

--------------------------------------------------
                                       % OF TOTAL
                           LONG-TERM INVESTMENTS*
--------------------------------------------------
Prerefunded                                  20.6%
--------------------------------------------------
Utilities                                    17.8%
--------------------------------------------------
Transportation                               17.1%
--------------------------------------------------
General Obligation                           11.6%
--------------------------------------------------
Hospital & Health Care                        9.8%
--------------------------------------------------
Subject to Government Appropriations          5.4%
--------------------------------------------------
Tax-Supported                                 4.8%
--------------------------------------------------
Other Revenue                                 4.7%
--------------------------------------------------
Higher Education                              3.9%
--------------------------------------------------
Housing                                       2.2%
--------------------------------------------------
Corporate-Backed                              2.1%
--------------------------------------------------

*      Does not include short-term investments and other net assets.

Demand for municipal bonds remained strong as investors found municipal bonds offered attractive taxable equivalent yields. Healthy demand came from a wide range of traditional buyers including mutual funds, individuals, and property and casualty companies, as well as crossover buyers. Crossover buyers typically invest in taxable securities, but they enter the tax-exempt market when municipal valuations are attractive.

INVESTMENT STRATEGY

We use a consistent, disciplined strategy to maximize income for our shareholders by seeking to maintain exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. As we invest throughout different interest rate environments, our portfolio becomes well diversified with a broad range of coupons, calls and maturities. This broad diversification may help mitigate interest rate risk. We generally stay fully invested to maximize income distribution.

MANAGER'S DISCUSSION

Our value-oriented philosophy of investing primarily for income, combined with a relatively steep municipal yield curve compared to Treasuries, favored longer-term bonds during the reporting period. Consistent with our strategy, we sought to remain fully invested in bonds ranging from 15 to 30 years in maturity with good call features. We also maintained our conservative, buy-and-hold investment strategy as we attempted to provide shareholders with high, current, tax-free income.

Thank you for your continued participation in Franklin Federal Tax-Free Income Fund. We look forward to serving your future investment needs.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


10 | Semiannual Report

PERFORMANCE SUMMARY AS OF 10/31/05

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

----------------------------------------------------------------------------
CLASS A (SYMBOL: FKTIX)                        CHANGE    10/31/05    4/30/05
----------------------------------------------------------------------------
Net Asset Value (NAV)                         -$ 0.20    $  12.03    $ 12.23
----------------------------------------------------------------------------
DISTRIBUTIONS (5/1/05-10/31/05)
----------------------------------------------------------------------------
Dividend Income                   $ 0.2800
----------------------------------------------------------------------------
CLASS B (SYMBOL: FFTBX)                        CHANGE    10/31/05    4/30/05
----------------------------------------------------------------------------
Net Asset Value (NAV)                         -$ 0.20    $  12.02    $ 12.22
----------------------------------------------------------------------------
DISTRIBUTIONS (5/1/05-10/31/05)
----------------------------------------------------------------------------
Dividend Income                   $ 0.2480
----------------------------------------------------------------------------
CLASS C (SYMBOL: FRFTX)                        CHANGE    10/31/05    4/30/05
----------------------------------------------------------------------------
Net Asset Value (NAV)                         -$ 0.20    $  12.03    $ 12.23
----------------------------------------------------------------------------
DISTRIBUTIONS (5/1/05-10/31/05)
----------------------------------------------------------------------------
Dividend Income                   $ 0.2476
----------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: FAFTX)                  CHANGE    10/31/05    4/30/05
----------------------------------------------------------------------------
Net Asset Value (NAV)                         -$ 0.19    $  12.04    $ 12.23
----------------------------------------------------------------------------
DISTRIBUTIONS (5/1/05-10/31/05)
----------------------------------------------------------------------------
Dividend Income                   $ 0.2854
----------------------------------------------------------------------------


                                                          Semiannual Report | 11

PERFORMANCE

CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES.

-------------------------------------------------------------------------------------------------
CLASS A                                       6-MONTH         1-YEAR   5-YEAR       10-YEAR
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                     +0.65%         +3.69%  +31.93%       +70.67%
-------------------------------------------------------------------------------------------------
Average Annual Total Return(2)                 -3.61%         -0.72%   +4.78%        +5.04%
-------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/05)(3)                           +0.75%   +5.08%        +5.22%
-------------------------------------------------------------------------------------------------
   Distribution Rate(4)                                4.39%
-------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate(5)             6.75%
-------------------------------------------------------------------------------------------------
   30-Day Standardized Yield(6)                        3.55%
-------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield(5)                         5.46%
-------------------------------------------------------------------------------------------------
CLASS B                                       6-MONTH         1-YEAR   5-YEAR  INCEPTION (1/1/99)
-------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                     +0.38%         +3.14%  +28.33%       +32.53%
-------------------------------------------------------------------------------------------------
Average Annual Total Return(2)                 -3.55%         -0.83%   +4.79%        +4.21%
-------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/05)(3)                           +0.68%   +5.09%        +4.35%
-------------------------------------------------------------------------------------------------
   Distribution Rate(4)                                4.01%
-------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate(5)             6.17%
-------------------------------------------------------------------------------------------------
   30-Day Standardized Yield(6)                        3.16%
-------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield(5)                         4.86%
-------------------------------------------------------------------------------------------------
CLASS C                                       6-MONTH         1-YEAR   5-YEAR       10-YEAR
-------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                     +0.38%         +3.13%  +28.41%       +61.33%
-------------------------------------------------------------------------------------------------
Average Annual Total Return(2)                 -0.60%         +2.14%   +5.13%        +4.90%
-------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/05)(3)                           +3.68%   +5.43%        +5.09%
-------------------------------------------------------------------------------------------------
   Distribution Rate(4)                                4.02%
-------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate(5)             6.18%
-------------------------------------------------------------------------------------------------
   30-Day Standardized Yield(6)                        3.15%
-------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield(5)                         4.85%
-------------------------------------------------------------------------------------------------
ADVISOR CLASS(7)                              6-MONTH         1-YEAR  5-YEAR        10-YEAR
-------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                     +0.69%         +3.87%  +32.44%       +71.33%
-------------------------------------------------------------------------------------------------
Average Annual Total Return(2)                 +0.69%         +3.87%   +5.78%        +5.53%
-------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/05)(3)                           +5.35%   +6.08%        +5.72%
-------------------------------------------------------------------------------------------------
   Distribution Rate(4)                                4.67%
-------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate(5)             7.18%
-------------------------------------------------------------------------------------------------
   30-Day Standardized Yield(6)                        3.80%
-------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield(5)                         5.85%
-------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


12 | Semiannual Report

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:  Shares are available to certain eligible investors as described in the prospectus.

(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge. Six-month return has not been annualized.

(3) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4) Distribution rate is based on an annualization of the respective class's October dividend and the maximum offering price (NAV for Classes B, C and Advisor) per share on 10/31/05.

(5) Taxable equivalent distribution rate and yield assume the 2005 maximum federal income tax rate of 35.00%.

(6) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 10/31/05.

(7) Effective 3/20/02, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 3/20/02, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 3/19/02, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 3/20/02 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +22.43% and +5.75%.


                                                          Semiannual Report | 13

YOUR FUND'S EXPENSES

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

(1)   Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

(2) Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


14 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

--------------------------------------------------------------------------------------------------------
                                             BEGINNING ACCOUNT  ENDING ACCOUNT    EXPENSES PAID DURING
CLASS A                                        VALUE 4/30/05    VALUE 10/31/05  PERIOD* 4/30/05-10/31/05
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Actual                                            $ 1,000         $ 1,006.50             $ 3.09
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $ 1,000         $ 1,022.13             $ 3.11
--------------------------------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------------------------------
Actual                                            $ 1,000         $ 1,003.80             $ 5.91
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $ 1,000         $ 1,019.31             $ 5.96
--------------------------------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------------------------------
Actual                                            $ 1,000         $ 1,003.80             $ 5.91
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $ 1,000         $ 1,019.31             $ 5.96
--------------------------------------------------------------------------------------------------------
ADVISOR CLASS
--------------------------------------------------------------------------------------------------------
Actual                                            $ 1,000         $ 1,006.90             $ 2.63
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $ 1,000         $ 1,022.58             $ 2.65
--------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.61%; B: 1.17%; C: 1.17%; and Advisor: 0.52%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                                                          Semiannual Report | 15

FRANKLIN FEDERAL TAX-FREE INCOME FUND

FINANCIAL HIGHLIGHTS

                                           -----------------------------------------------------------------------------------------
                                           SIX MONTHS ENDED
                                           OCTOBER 31, 2005                             YEAR ENDED APRIL 30,
CLASS A                                      (UNAUDITED)            2005          2004          2003          2002          2001
                                           -----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)

Net asset value, beginning of period ...     $     12.23        $     11.91   $     11.99   $     11.81   $     11.77   $     11.41
                                           -----------------------------------------------------------------------------------------

Income from investment operations:

   Net investment income(a) ............            0.26               0.57          0.58          0.59          0.62          0.65

   Net realized and unrealized gains
      (losses) .........................           (0.18)              0.31         (0.10)         0.18          0.04          0.36
                                           -----------------------------------------------------------------------------------------
Total from investment operations .......            0.08               0.88          0.48          0.77          0.66          1.01
                                           -----------------------------------------------------------------------------------------
Less distributions from net
   investment income ...................           (0.28)             (0.56)        (0.56)        (0.59)        (0.62)        (0.65)
                                           -----------------------------------------------------------------------------------------
Redemption fees ........................              --(c)              --(c)         --            --            --           --
                                           -----------------------------------------------------------------------------------------
Net asset value, end of period .........     $     12.03        $     12.23   $     11.91   $     11.99   $     11.81   $     11.77
                                           =========================================================================================

Total return(b).........................            0.65%              7.62%         4.08%         6.72%         5.71%         9.07%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ......     $ 6,272,816        $ 6,324,986   $ 6,357,878   $ 6,835,209   $ 6,633,281   $ 6,431,800

Ratios to average net assets:

   Expenses ............................            0.61%(d)           0.61%         0.61%         0.61%         0.59%         0.60%

   Net investment income ...............            4.18%(d)           4.72%         4.79%         4.98%         5.20%         5.54%

Portfolio turnover rate ................            5.46%              6.74%         6.94%        13.18%        12.95%         9.79%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.01 per share.

(d)   Annualized.


16 | See notes to financial statements. | Semiannual Report

FRANKLIN FEDERAL TAX-FREE INCOME FUND

                                           -----------------------------------------------------------------------------------------
                                           SIX MONTHS ENDED
                                           OCTOBER 31, 2005                             YEAR ENDED APRIL 30,
CLASS B                                      (UNAUDITED)          2005           2004          2003          2002          2001
                                           -----------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)

Net asset value, beginning of period ...     $     12.22        $     11.90   $     11.99   $     11.81   $     11.77   $     11.41
                                           -----------------------------------------------------------------------------------------

Income from investment operations:

   Net investment income(a) ............            0.22               0.50          0.51          0.53          0.55          0.58

   Net realized and unrealized gains
      (losses) .........................           (0.17)              0.31         (0.11)         0.18          0.04          0.37
                                           -----------------------------------------------------------------------------------------
Total from investment operations .......            0.05               0.81          0.40          0.71          0.59          0.95
                                           -----------------------------------------------------------------------------------------
Less distributions from net
   investment income ...................           (0.25)             (0.49)        (0.49)        (0.53)        (0.55)        (0.59)
                                           -----------------------------------------------------------------------------------------
Redemption fees ........................              --(c)              --(c)         --            --            --            --
                                           -----------------------------------------------------------------------------------------
Net asset value, end of period .........     $     12.02        $     12.22   $     11.90   $     11.99   $     11.81   $     11.77
                                           =========================================================================================

Total return(b) ........................            0.38%              7.00%         3.41%         6.13%         5.13%         8.47%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ......     $   275,203        $   289,490   $   298,252   $   293,285   $   220,757   $   120,639

Ratios to average net assets:

   Expenses ............................            1.17%(d)           1.17%         1.17%         1.17%         1.16%         1.16%

   Net investment income ...............            3.62%(d)           4.16%         4.23%         4.42%         4.63%         4.96%

Portfolio turnover rate ................            5.46%              6.74%         6.94%        13.18%        12.95%         9.79%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.01 per share.

(d)   Annualized.


                     Semiannual Report | See notes to financial statements. | 17

FRANKLIN FEDERAL TAX-FREE INCOME FUND

                                           -----------------------------------------------------------------------------------------
                                           SIX MONTHS ENDED
                                           OCTOBER 31, 2005                             YEAR ENDED APRIL 30,
CLASS C                                      (UNAUDITED)          2005           2004          2003          2002          2001
                                           -----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)

Net asset value, beginning of period ...     $     12.23        $     11.90   $     11.99   $     11.81   $     11.77   $     11.41
                                           -----------------------------------------------------------------------------------------
Income from investment operations:

   Net investment income(a) ............            0.22               0.50          0.51          0.53          0.55          0.58

   Net realized and unrealized gains
      (losses) .........................           (0.17)              0.32         (0.11)         0.18          0.04          0.36
                                           -----------------------------------------------------------------------------------------
Total from investment operations .......            0.05               0.82          0.40          0.71          0.59          0.94
                                           -----------------------------------------------------------------------------------------
Less distributions from net investment
   income ..............................           (0.25)             (0.49)        (0.49)        (0.53)        (0.55)        (0.58)
                                           -----------------------------------------------------------------------------------------
Redemption fees ........................              --(c)              --(c)         --            --            --            --
                                           -----------------------------------------------------------------------------------------
Net asset value, end of period .........     $     12.03        $     12.23   $     11.90   $     11.99   $     11.81   $     11.77
                                           =========================================================================================

Total return(b)                                     0.38%              7.09%         3.39%         6.15%         5.13%         8.46%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ......     $   390,870        $   371,438   $   373,431   $   394,026   $   320,087   $   242,255

Ratios to average net assets:

   Expenses ............................            1.17%(d)           1.17%         1.17%         1.17%         1.16%         1.16%

   Net investment income ...............            3.62%(d)           4.16%         4.23%         4.42%         4.63%         4.97%

Portfolio turnover rate ................            5.46%              6.74%         6.94%        13.18%        12.95%         9.79%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.01 per share.

(d)   Annualized.


18 | See notes to financial statements. | Semiannual Report

FRANKLIN FEDERAL TAX-FREE INCOME FUND

                                           ------------------------------------------------------------------------------
                                           SIX MONTHS ENDED
                                           OCTOBER 31, 2005                        YEAR ENDED APRIL 30,
ADVISOR CLASS                                 (UNAUDITED)            2005          2004          2003          2002(d)
                                           ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)

Net asset value, beginning of period ...     $     12.23        $     11.92   $     12.00   $     11.82   $     11.70
                                           ------------------------------------------------------------------------------
Income from investment operations:

   Net investment income(a) ............            0.26               0.58          0.59          0.60          0.07

   Net realized and unrealized gains
      (losses) .........................           (0.16)              0.30         (0.10)         0.18          0.10
                                           ------------------------------------------------------------------------------
Total from investment operations .......            0.10               0.88          0.49          0.78          0.17
                                           ------------------------------------------------------------------------------
Less distributions from net investment
   income ..............................           (0.29)             (0.57)        (0.57)        (0.60)        (0.05)
                                           ------------------------------------------------------------------------------
Redemption fees ........................              --(c)              --(c)         --            --            --
                                           ------------------------------------------------------------------------------
Net asset value, end of period .........     $     12.04        $     12.23   $     11.92   $     12.00   $     11.82
                                           ==============================================================================

Total return(b)                                     0.69%              7.71%         4.17%         6.81%         1.46%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ......     $   130,710        $   112,032   $    97,303   $    88,142   $    84,479

Ratios to average net assets:

   Expenses ............................            0.52%(e)           0.52%         0.52%         0.52%         0.51%(e)

   Net investment income ...............            4.27%(e)           4.81%         4.88%         5.07%         5.17%(e)

Portfolio turnover rate ................            5.46%              6.74%         6.94%        13.18%         12.95%

(a)   Based on average daily shares outstanding.

(b)   Total return is not annualized for periods less than one year.

(c)   Amount is less than $0.01 per share.

(d)   For the period March 20, 2002 (effective date) to April 30, 2002.

(e)   Annualized.


                     Semiannual Report | See notes to financial statements. | 19

FRANKLIN FEDERAL TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS, OCTOBER 31, 2005 (UNAUDITED)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS 98.3%
   BONDS 93.6%
   ALABAMA 0.9%
   Alabama HFA, SFMR, Series D-2, GNMA Secured, 5.75%, 10/01/23 ...............................  $      1,745,000   $     1,765,818
   Anniston Regional Medical Center Board Revenue, Series A, AMBAC Insured, 5.125%,
      6/01/28 .................................................................................         7,000,000         7,228,620
   Auburn University General Fee Revenue, AMBAC Insured, 5.00%, 6/01/34 .......................        11,025,000        11,318,486
   Courtland IDB Solid Waste Disposal Revenue, Champion International Corp. Project,
      Refunding, 6.00%, 8/01/29 ...............................................................        12,000,000        12,453,840
      Series A, 6.70%, 11/01/29 ...............................................................         4,000,000         4,303,360
   Fairfield IDB Environmental Improvement Revenue, USX Corp. Project, Refunding, 5.45%,
      9/01/14 .................................................................................         1,445,000         1,508,175
   University of Alabama General Revenue, Series A, MBIA Insured, 5.00%,
      7/01/29 .................................................................................        10,000,000        10,311,300
      7/01/34 .................................................................................        11,500,000        11,808,315
   University of Alabama University Revenues, Hospital, Series A, MBIA Insured, 5.875%,
     9/01/31 ..................................................................................         5,000,000         5,437,400
                                                                                                                    ---------------
                                                                                                                         66,135,314
                                                                                                                    ---------------

   ALASKA 0.4%
   Alaska State HFC Revenue, General Housing, Series A, FGIC Insured, 5.00%,
      12/01/29 ................................................................................         4,000,000         4,102,560
      12/01/30 ................................................................................         3,500,000         3,589,740
   Alaska State International Airports Revenues, Series B,
      AMBAC Insured, 5.25%, 10/01/27 ..........................................................        15,000,000        15,616,050
      MBIA Insured, 5.00%, 10/01/28 ...........................................................         5,100,000         5,206,641
                                                                                                                    ---------------
                                                                                                                         28,514,991
                                                                                                                    ---------------

   ARIZONA 1.9%
   Maricopa County IDA Health Facilities Revenue, Catholic Healthcare West Project,
     Refunding, Series A, 5.00%, 7/01/16 ......................................................        23,000,000        23,604,900
   Maricopa County IDA Hospital Facility Revenue, Mayo Clinic Hospital, 5.25%, 11/15/37 .......        19,000,000        19,813,200
   Mesa IDAR, Discovery Health System, Series A, MBIA Insured, Pre-Refunded, 5.75%, 1/01/25 ...        22,500,000        24,638,175
   Salt River Project Agricultural Improvement and Power District Electric System Revenue,
     Salt River Project,
      Refunding, Series A, 5.125%, 1/01/27 ....................................................        35,000,000        36,673,700
      Series B, 5.00%, 1/01/25 ................................................................        17,500,000        18,170,600
   Scottsdale Municipal Property Corp. Excise Tax Revenue, Series A, 5.00%, 7/01/34 ...........         7,500,000         7,738,950
(a)University Medical Center Corp. Revenue, 5.00%, 7/01/35 ....................................         7,000,000         6,872,110
                                                                                                                    ---------------
                                                                                                                        137,511,635
                                                                                                                    ---------------

   ARKANSAS 1.4%
   Arkansas State Development Finance Authority HMR, Series B-1, GNMA Secured, 5.80%,
     1/01/23 ..................................................................................           245,000           249,415
   Arkansas State Development Finance Authority Revenue, White River Medical Center Project,
     5.60%, 6/01/24 ...........................................................................         1,200,000         1,226,136
   Arkansas State Development Finance Authority SFMR, MBS Program, Series B, 6.10%, 1/01/29 ...           220,000           223,953
   Arkansas State Development Finance Authority Wastewater System Revenue, Revolving Loan
     Fund, Series A, Pre-Refunded, 5.85%, 12/01/19 ............................................         1,000,000         1,026,010


20 | Semiannual Report

FRANKLIN FEDERAL TAX-FREE INCOME FUND

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   ARKANSAS (CONT.)
   Arkansas State Student Loan Authority Revenue,
         Refunding, Sub Series B, 5.60%, 6/01/14 ..............................................  $        325,000   $       334,405
         Sub Series B, Pre-Refunded, 6.25%, 6/01/10 ...........................................           500,000           508,645
   Jefferson County PCR,
         Arkansas Power and Light Co. Project, Refunding, 6.30%, 6/01/18.......................         1,865,000         1,888,387
         Entergy Arkansas Inc. Project, Refunding, 5.60%, 10/01/17.............................         7,900,000         7,903,081
   Pope County PCR, Arkansas Power and Light Co. Project, Refunding, 6.30%,
         12/01/16 .............................................................................         2,600,000         2,627,924
         11/01/20 .............................................................................        60,500,000        60,884,780
   Pulaski County Health Facilities Board Revenue, Nazareth Sisters of Charity, St. Vincent's
         Infirmary, MBIA Insured, ETM, 6.05%, 11/01/09 ........................................           125,000           137,619
   Saline County Retirement Housing and Healthcare Facilities Board Revenue, Refunding,
      AMBAC Insured, 5.80%, 6/01/11 ...........................................................           195,000           199,282
   University of Arkansas University Revenues,
         Construction, University of Arkansas for Medical Sciences Campus, Series B,
            MBIA Insured, 5.00%, 11/01/28 .....................................................         1,000,000         1,034,400
         Construction, University of Arkansas for Medical Sciences Campus, Series B,
            MBIA Insured, 5.00%, 11/01/34 .....................................................         9,000,000         9,282,780
         Various Facility, Fayetteville Campus, FGIC Insured, 5.00%, 12/01/27 .................         5,000,000         5,143,800
   University of Central Arkansas Academic Facilities Revenue,
         Series B, AMBAC Insured, 5.875%, 4/01/16 .............................................           250,000           257,758
         Series C, AMBAC Insured, 6.00%, 4/01/21 ..............................................         1,000,000         1,031,330
   University of Central Arkansas Athletic Facilities Revenue, Series C, AMBAC Insured,
         6.00%, 4/01/21 .......................................................................         1,000,000         1,031,330
         6.125%, 4/01/26 ......................................................................         1,200,000         1,238,196
   University of Central Arkansas Housing System Revenue, Refunding, Series A,
         AMBAC Insured, 6.00%, 4/01/21 ........................................................         1,000,000         1,031,330
                                                                                                                    ---------------
                                                                                                                         97,260,561
                                                                                                                    ---------------
   CALIFORNIA 6.7%
   Alhambra COP, Clubhouse Facility Project, 11.25%,
         1/01/08 ..............................................................................           410,000           415,334
         1/01/09 ..............................................................................           455,000           460,874
         1/01/10 ..............................................................................           500,000           506,370
   California Educational Facilities Authority Revenue, Pooled College and University
      Projects, Series B, 6.00%, 12/01/20 .....................................................         6,025,000         6,158,092
   California Health Facilities Financing Authority Revenue, St. Francis Medical Center,
      Refunding, Series H, AMBAC Insured, 6.30%, 10/01/15 .....................................         2,800,000         2,868,936
   California Infrastructure and Economic Development Bank Revenue, Bay Area Toll Bridges,
      first lien, Series A, AMBAC Insured, 5.00%, 7/01/33 .....................................        24,500,000        25,236,960
   California State GO,
         5.90%, 5/01/08 .......................................................................           235,000           238,168
         6.00%, 5/01/18 .......................................................................           535,000           542,105
         6.00%, 5/01/20 .......................................................................           850,000           862,758
         5.90%, 4/01/23 .......................................................................         1,200,000         1,212,072
         5.00%, 2/01/24 .......................................................................         5,000,000         5,145,150
         5.00%, 2/01/26 .......................................................................        20,000,000        20,514,800
         5.125%, 2/01/26 ......................................................................         7,500,000         7,793,175


                                                          Semiannual Report | 21

FRANKLIN FEDERAL TAX-FREE INCOME FUND

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   CALIFORNIA (CONT.)
   California State GO, (cont.)
         5.00%, 2/01/32 .......................................................................  $     49,000,000   $    49,836,920
         Refunding, 5.125%, 6/01/25 ...........................................................        25,000,000        25,849,500
         Refunding, 5.00%, 2/01/26 ............................................................        27,000,000        27,578,610
         Various Purpose, 5.25%, 11/01/25 .....................................................        16,260,000        17,093,488
         Various Purpose, 5.25%, 4/01/27 ......................................................        17,500,000        18,322,500
         Various Purpose, 5.00%, 8/01/33 ......................................................        25,000,000        25,618,500
         Various Purpose, 5.50%, 11/01/33 .....................................................         2,500,000         2,704,650
   California State Public Works Board Lease Revenue, Various University of California
         Projects,
         Series D, 5.00%, 5/01/27 .............................................................        10,000,000        10,289,400
   Foothill/Eastern Corridor Agency Toll Road Revenue,
         Refunding, 5.75%, 1/15/40 ............................................................        20,000,000        20,265,200
         senior lien, Series A, Pre-Refunded, 6.50%, 1/01/32 ..................................        39,240,000        40,807,638
   Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue,
         2003 Series A-1, 6.25%, 6/01/33 ......................................................        26,000,000        28,543,060
         Pre-Refunded, 5.375%, 6/01/28 ........................................................        50,000,000        54,108,000
   Hacienda La Puente USD, GO, Election of 2000, Series B, FSA Insured, 5.00%, 8/01/27 ........         5,000,000         5,171,550
   Los Angeles CRDA Housing Revenue, Refunding, Series A, AMBAC Insured, 6.55%, 1/01/27 .......         2,490,000         2,517,340
(b)Los Angeles Regional Airports Improvement Corp. Lease Revenue,
         Facilities Sub-Lease, International Airport, Refunding, 6.35%, 11/01/25 ..............         7,500,000         5,638,050
         United Airlines, Los Angeles International, Refunding, 6.875%, 11/15/12 ..............         8,400,000         7,630,224
   Los Angeles USD, GO, Series A, MBIA Insured, 5.00%, 1/01/28 ................................        25,000,000        25,899,250
   Los Angeles Wastewater System Revenue, Refunding, MBIA Insured, 5.00%, 6/01/25  ............        10,000,000        10,363,200
   Metropolitan Water District Southern California Waterworks Revenue, Series B-2,
         FGIC Insured, 5.00%, 10/01/27 ........................................................         9,645,000        10,001,672
   Pajaro Valley USD, GO, Series A, FSA Insured, Pre-Refunded, 5.00%, 8/01/26 .................         5,285,000         5,747,385
   Pomona PFAR, Series Q, MBIA Insured, Pre-Refunded, 5.90%, 12/01/25 .........................         4,000,000         4,089,880
   San Joaquin Hills Transportation Corridor Agency Toll Road Revenue, senior lien, 5.00%,
         1/01/33 ..............................................................................         5,000,000         4,649,200
                                                                                                                    ---------------
                                                                                                                        474,680,011
                                                                                                                    ---------------
   COLORADO 3.0%
   Colorado Health Facilities Authority Revenue,
         Catholic Health Initiatives, Series A, 5.00%, 12/01/28 ...............................         2,000,000         2,027,660
         Kaiser Permanente, Series A, ETM, 5.35%, 11/01/16 ....................................        13,250,000        13,652,402
         Kaiser Permanente, Series B, ETM, 5.35%, 8/01/15 ....................................         20,200,000        20,548,248
   Denver City and County Airport Revenue,
         Refunding, Series E, MBIA Insured, 5.25%, 11/15/23 ...................................        43,000,000        44,735,480
         System, Series A, XLCA Insured, 5.00%, 11/15/25                                                8,000,000         8,190,080
   Denver City and County School District No. 1 COP, Denver School Facilities Leasing Corp.,
      AMBAC Insured, 5.50%, 12/15/08 ..........................................................         1,000,000         1,025,770
(b)Denver City and County Special Facilities Airport Revenue, United Airlines Inc. Project,
      Series A, 6.875%, 10/01/32 ..............................................................        47,980,000        43,258,288
   Denver Convention Center Hotel Authority Revenue, Senior Series A, XLCA Insured, 4.75%,
      12/01/28 ................................................................................        13,500,000        13,607,730
   E-470 Public Highway Authority Revenue, Refunding, Senior Series A, MBIA Insured,
      5.00%, 9/01/21 ..........................................................................        12,715,000        13,138,791


22 | Semiannual Report

FRANKLIN FEDERAL TAX-FREE INCOME FUND

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   COLORADO (CONT.)
   Littleton MFHR, Riverpointe I, Refunding, Series A, FSA Insured, 5.95%, 4/01/29 ............  $     10,990,000   $    11,510,926
   Mesa State College Auxiliary Facilities Enterprise Revenue, XLCA Insured, 5.00%,
      5/15/35 .................................................................................         9,950,000        10,184,721
   Northwest Parkway Public Highway Authority Revenue, Series A, AMBAC Insured, 5.125%,
      6/15/31 .................................................................................         7,500,000         7,858,200
   Pueblo County School District No.060 GO, FGIC Insured, 5.00%, 12/15/22 .....................         5,500,000         5,713,125
   Thornton Water Enterprise Revenue, MBIA Insured, 5.00%, 12/01/34 ...........................        10,000,000        10,286,300
   University of Colorado Hospital Authority Revenue, Series A, AMBAC Insured, 5.00%,
      11/15/29 ................................................................................         8,500,000         8,677,905
                                                                                                                    ---------------
                                                                                                                        214,415,626
                                                                                                                    ---------------
   CONNECTICUT 0.3%
   Connecticut State GO, Series D, 5.00%, 11/15/20 ............................................         8,000,000         8,407,440
   Connecticut State Special Tax Obligation Revenue, Transportation Infrastructure,
      Series B, AMBAC Insured, Pre-Refunded, 5.00%, 12/01/17 ..................................        11,870,000        12,784,465
   Meriden Housing Authority MFR, Connecticut Baptist Housing Project, GNMA Secured,
      5.80%, 8/20/39 ..........................................................................         2,700,000         2,867,184
                                                                                                                    ---------------
                                                                                                                         24,059,089
                                                                                                                    ---------------
   DELAWARE 0.0%(c)
   Delaware State Housing Authority MFMR, Refunding, Series D, 6.75%, 7/01/06 .................           705,000           709,787
                                                                                                                    ---------------
   DISTRICT OF COLUMBIA 1.0%
   District of Columbia GO,
      FGIC Insured, 5.00%, 6/01/28 ............................................................        22,475,000        23,101,828
      Series A, FSA Insured, 5.375%, 6/01/24 ..................................................         3,580,000         3,798,129
      Series A, FSA Insured, Pre-Refunded, 5.375%, 6/01/24 ....................................         1,420,000         1,532,762
      Series E, MBIA Insured, ETM, 6.00%, 6/01/13 .............................................            15,000            15,035
   District of Columbia Tobacco Settlement Financing CorpRevenue, Asset Backed Bonds,
      6.50%, 5/15/33 ..........................................................................        35,000,000        39,663,050
                                                                                                                    ---------------
                                                                                                                         68,110,804
                                                                                                                    ---------------
   FLORIDA 4.1%
   Broward County School Board COP,
      MBIA Insured, 5.00%, 7/01/28 ............................................................        17,415,000        18,007,110
      Series A, FSA Insured, 5.25%, 7/01/24 ...................................................        25,000,000        26,558,500
   Callaway/Bay County Wastewater Systems Revenue, Series A, FGIC Insured, Pre-Refunded,
      6.00%, 9/01/26 ..........................................................................           695,000           725,448
   Escambia County Health Facilities Authority Revenue, Ascension Health Credit, Series A-2,
      AMBAC Insured, Pre-Refunded, 5.75%, 11/15/29 ............................................        10,000,000        10,954,000
   Florida State Board of Education Capital Outlay GO, Public Education, Refunding,
     Series D,
      5.75%, 6/01/22 ..........................................................................        10,000,000        10,869,700
      6.00%, 6/01/23 ..........................................................................        17,500,000        21,094,150
   Hillsborough County IDAR, Refunding, Series A, 5.25%, 10/01/24 ............................         13,500,000        13,931,190
   Hillsborough County School Board COP,
      MBIA Insured, 5.00%, 7/01/27 ............................................................         5,000,000         5,163,450
      Refunding, Series A, MBIA Insured, 5.00%, 7/01/25 .......................................         5,000,000         5,177,750
   Jacksonville Capital Improvement Revenue, Series A, AMBAC Insured, 5.00%, 10/01/30 .........        20,175,000        20,803,855


                                                          Semiannual Report | 23

FRANKLIN FEDERAL TAX-FREE INCOME FUND

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   FLORIDA (CONT.)
   Jacksonville Sales Tax Revenue, AMBAC Insured, 5.00%,
      10/01/23 ................................................................................  $      6,000,000   $     6,242,340
      10/01/26 ................................................................................        20,000,000        20,691,600
   Jacksonville Transportation Revenue, MBIA Insured, 5.00%, 10/01/31 .........................         5,000,000         5,128,300
   Lake County School Board COP, Series A, AMBAC Insured, 5.00%, 6/01/30 ......................        12,000,000        12,321,240
(a)Miami-Dade County Aviation Revenue, Series A, CIFG Insured, 5.00%, 10/01/38 ................        15,000,000        15,045,900
   Miami-Dade County Public Facilities Revenue, Jackson Health System, Series A,
      MBIA Insured, 5.00%,
      6/01/29 .................................................................................         6,265,000         6,466,921
      6/01/30 .................................................................................         6,580,000         6,786,941
   Miami-Dade County Special Obligation Revenue, Juvenile Courthouse Project, Series A,
      AMBAC Insured, 5.00%, 4/01/32 ...........................................................        10,000,000        10,299,000
   Orlando and Orange County Expressway Authority Revenue, Series B, AMBAC Insured,
      5.00%, 7/01/28 ..........................................................................        10,630,000        11,026,393
   Orlando Utilities Commission Water and Electric Revenue, Refunding, 5.00%, 10/01/22 ........         7,500,000         7,838,100
   Palm Beach County School Board COP,
      Refunding, Series D, FSA Insured, 5.00%, 8/01/28 ........................................        25,000,000        25,747,750
      Series A, FGIC Insured, Pre-Refunded, 6.00%, 8/01/23 ....................................         5,100,000         5,698,230
   Tampa Bay Water Utility System Revenue, Series B, FGIC Insured, 5.00%, 10/01/26 ............         5,245,000         5,409,798
      5.00%, 10/01/31 .........................................................................        10,000,000        10,256,600
      Pre-Refunded, 5.00%, 10/01/26 ...........................................................         4,755,000         5,114,335
                                                                                                                    ---------------
                                                                                                                        287,358,601
                                                                                                                    ---------------
   GEORGIA 3.8%
   Atlanta Airport Passenger Facility Charge Revenue, General, sub. lien,
      Series C, FSA Insured, 5.00%, 1/01/33 ...................................................        29,520,000        30,311,431
      Series J, FSA Insured, 5.00%, 1/01/29 ...................................................        10,000,000        10,310,800
   Atlanta Airport Revenue, General,
      Series A, FGIC Insured, Pre-Refunded, 5.50%, 1/01/26 ....................................        18,295,000        19,932,220
      Series G, FSA Insured, 5.00%, 1/01/30 ...................................................        18,285,000        18,825,687
   Atlanta Development Authority Revenue,
      Tuff Yamacraw LLC Project, Refunding, Series A, AMBAC Insured, 5.00%, 1/01/24 ...........         6,385,000         6,794,278
      Tuff Yamacraw LLC Project, Refunding, Series A, AMBAC Insured, 5.00%, 1/01/25 ...........         6,955,000         7,388,714
      Tuff Yamacraw LLC Project, Refunding, Series A, AMBAC Insured, 5.00%, 1/01/26 ...........         5,000,000         5,321,900
      Tuff Yamacraw LLC Project, Refunding, Series A, AMBAC Insured, 5.00%, 1/01/27 ...........         5,000,000         5,303,350
      Yamacraw Design Center Project, Series A, MBIA Insured, Pre-Refunded, 5.125%, 1/01/27 ...         5,000,000         5,403,400
   Atlanta Development Authority Student Housing Revenue, Facilities, Piedmont/Ellis LLC,
      Series A, XLCA Insured, 5.00%, 9/01/30 ..................................................        10,000,000        10,280,900
   Atlanta Water and Wastewater Revenue,
      FSA Insured, 5.00%, 11/01/34 ............................................................        20,205,000        20,809,736
      Refunding, Series A, MBIA Insured, 5.00%, 11/01/33 ......................................        13,000,000        13,369,850
   Cobb County Hospital Authority Revenue, AMBAC Insured, 5.00%, 4/01/28 ......................        18,000,000        18,674,460
   De Kalb County Water and Sewer Revenue, 5.25%, 10/01/25 ....................................        12,000,000        12,777,720
   Griffin Combined Public Utility Revenue, Refunding and Improvement, AMBAC Insured,
      5.00%, 1/01/25 ..........................................................................         5,000,000         5,208,600
   Gwinnett County Hospital Authority Revenue, Anticipation Certificates, Gwinnett
      Hospital
      Systems Inc. Project, Series B, MBIA Insured, 5.30%, 9/01/27 ............................        10,000,000        10,511,900


24 | Semiannual Report

FRANKLIN FEDERAL TAX-FREE INCOME FUND

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   GEORGIA (CONT.)
   Gwinnett County Water and Sewer Authority Revenue, 5.25%, 8/01/25 ..........................  $     20,000,000   $    21,257,200
   Henry County and Henry County Water and Sewer Authority Revenue, Refunding and
      Improvement, Series A, MBIA Insured, 5.00%, 2/01/26 .....................................         5,770,000         5,985,856
   Metropolitan Atlanta Rapid Transit Authority Sales Tax Revenue, Second Indenture Series,
      MBIA Insured, 5.00%,
       7/01/23 ................................................................................        10,150,000        10,526,362
       7/01/25 ................................................................................        12,160,000        12,573,075
       7/01/26 ................................................................................        12,800,000        13,226,880
   Richmond County Development Authority Educational Facilities Revenue, MCG-PPG Cancer
      Research Center, Series A, AMBAC Insured, 5.00%, 12/15/29 ...............................         5,000,000         5,181,250
                                                                                                                    ---------------
                                                                                                                        269,975,569
                                                                                                                    ---------------
   HAWAII 1.1%
   Hawaii State Airports System Revenue, Second Series,
       ETM, 6.90%, 7/01/12 ....................................................................           500,000           559,875
       MBIA Insured, ETM, 6.90%, 7/01/12 ......................................................           400,000           448,824
   Hawaii State Department of Budget and Finance Special Purpose Revenue,
       Hawaiian Electric Co. Project, Series B, MBIA Insured, 5.875%, 12/01/26 ................           500,000           515,485
       Kaiser Permanente, Series A, ETM, 5.15%, 3/01/15 .......................................         4,000,000         4,208,800
       Kapiolani Health Obligation, Pre-Refunded, 6.25%, 7/01/21 ..............................         7,350,000         7,644,000
       Pre-Refunded, 6.00%, 7/01/11 ...........................................................         1,000,000         1,038,380
       Pre-Refunded, 6.20%, 7/01/16 ...........................................................         2,000,000         2,079,360
       Queens Health System, Series A, Pre-Refunded, 6.05%, 7/01/16 ...........................         1,000,000         1,039,040
       Queens Health System, Series A, Pre-Refunded, 6.00%, 7/01/20 ...........................           120,000           124,646
       Queens Health System, Series A, Pre-Refunded, 5.75%, 7/01/26 ...........................         7,000,000         7,259,700
       Wilcox Memorial Hospital Projects, 5.25%, 7/01/13 ......................................           600,000           625,350
       Wilcox Memorial Hospital Projects, 5.35%, 7/01/18 ......................................         2,040,000         2,127,720
       Wilcox Memorial Hospital Projects, 5.50%, 7/01/28 ......................................         2,410,000         2,469,431
   Hawaii State GO,
       Refunding, Series BW, 6.375%, 3/01/11 ..................................................            95,000           107,573
       Series BW, ETM, 6.375%, 3/01/11 ........................................................             5,000             5,685
       Series CA, 6.00%, 1/01/09 ..............................................................           100,000           107,943
       Series CT, FSA Insured, Pre-Refunded, 5.875%, 9/01/19 ..................................         5,000,000         5,497,600
   Hawaii State Housing Finance and Development Corp. SFM Purchase Revenue, Series A,
      FNMA Insured, 5.75%, 7/01/30 ............................................................           830,000           831,950
   Honolulu City and County GO,
       Series 1992, ETM, 6.00%, 12/01/14 ......................................................           150,000           173,510
       Series C, FGIC Insured, 5.00%, 7/01/20 .................................................         5,250,000         5,471,865
   Honolulu City and County MFHR, Waipahu Towers Project, Series A, 6.90%, 6/20/35 ............         1,205,000         1,223,786
   Honolulu City and County Wastewater System Revenue,
       First Bond Resolution, Senior Series, AMBAC Insured, 5.125%, 7/01/31 ...................         8,000,000         8,255,040
       Second Bond Resolution, Junior Series, FGIC Insured, 5.00%, 7/01/23 ....................        10,000,000        10,368,800
       Senior Series A, FGIC Insured, 5.00%, 7/01/30 ..........................................        15,000,000        15,522,000
   Honolulu City and County Water Supply Board Water System Revenue, Pre-Refunded, 5.80%,
      7/01/21 .................................................................................         1,785,000         1,834,891
   Kauai County GO, Refunding, Series C, AMBAC Insured, 5.95%, 8/01/10 ........................           220,000           243,564
                                                                                                                    ---------------
                                                                                                                         79,784,818
                                                                                                                    ---------------


                                                          Semiannual Report | 25

FRANKLIN FEDERAL TAX-FREE INCOME FUND

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   IDAHO 0.0%(c)
   Idaho Housing Agency Revenue, Refunding, Series D-1, 6.45%, 7/01/19 ........................  $        430,000   $       432,090
                                                                                                                    ---------------

   ILLINOIS 4.7%
   Chicago Board of Education GO, Chicago School Reform, MBIA Insured, Pre-Refunded,
      6.00%, 12/01/16 .........................................................................         9,700,000        10,193,924
   Chicago COP, AMBAC Insured, 7.75%, 7/15/11 .................................................        11,700,000        13,509,288
   Chicago GO, Lakefront Millennium Parking Facilities, MBIA Insured, 5.75%, 1/01/23 ..........         8,955,000        10,411,889
   Chicago Sales Tax Revenue, FGIC Insured, Pre-Refunded, 5.375%, 1/01/27 .....................         3,060,000         3,255,565
   Chicago SFMR, Collateralized, Series A, GNMA Secured, 7.25%, 9/01/28 .......................            90,000            91,085
   Cook County GO, Capital Improvement, Refunding, FGIC Insured, 5.90%, 12/01/14 ..............        10,000,000        10,221,300
   Cook County Tinley Park School District No. 140 GO, Refunding, Series A, AMBAC Insured,
      6.00%, 12/01/15 .........................................................................         8,750,000         9,178,312
   Illinois Development Finance Authority Hospital Revenue,
      Adventist Health System, Sunbelt Obligation, 5.65%, 11/15/24 ............................         6,030,000         6,288,144
      Adventist Health System, Sunbelt Obligation, 5.50%, 11/15/29 ............................        20,000,000        20,605,800
      Sisters of St. Francis Health Services, Refunding, MBIA Insured, 5.375%, 11/01/27 .......         5,000,000         5,227,950
   Illinois Development Finance Authority PCR, Illinois Power Co. Project, Series A,
      Pre-Refunded, 7.375%, 7/01/21 ...........................................................        26,550,000        27,787,761
   Illinois Development Finance Authority Revenue, Provena Health, Series A, MBIA Insured,
      5.50%, 5/15/21 ..........................................................................        10,000,000        10,515,000
   Illinois HDA Revenue,
      MF Program, Series 1, 6.625%, 9/01/12 ...................................................         8,855,000         8,875,898
      MF Program, Series 1, 6.75%, 9/01/21 ....................................................         5,655,000         5,658,845
      MFH, Refunding, Series A, 7.10%, 7/01/26 ................................................         9,305,000         9,311,979
   Illinois Health Facilities Authority Revenue,
      Children's Memorial Hospital, Series A, AMBAC Insured, Pre-Refunded, 5.75%, 8/15/25 .....         9,120,000         9,978,466
      Loyola University Health Systems, Refunding, Series A, MBIA Insured, 5.625%, 7/01/18 ....         7,090,000         7,405,859
      Loyola University Health Systems, Series A, MBIA Insured, ETM, 5.625%, 7/01/18 ..........         2,105,000         2,410,499
      Methodist Medical Center, Refunding, MBIA Insured, 5.25%, 11/15/21 ......................         2,885,000         3,022,384
      Northwestern Medical Facility Foundation, Refunding, MBIA Insured, 5.125%, 11/15/28 .....         7,500,000         7,710,600
      South Suburban Hospital, ETM, 7.00%, 2/15/18 ............................................         4,200,000         5,102,958
      Victory Health Services, Series A, 5.75%, 8/15/27 .......................................         8,015,000         7,774,550
   Illinois State GO, FSA Insured, 5.00%, 9/01/29 .............................................        12,000,000        12,413,760
   Kane County School District No. 129 GO, Series A, FGIC Insured, Pre-Refunded, 5.25%,
      2/01/22 .................................................................................         5,285,000         5,753,092
   Metropolitan Pier and Exposition Authority Dedicated State Tax Revenue,
      FGIC Insured, ETM, 6.50%, 6/15/07 .......................................................             5,000             5,021
      McCormick Place Expansion Project, Refunding, Series A, FGIC Insured, 5.25%, 12/15/28 ...        39,580,000        41,057,126
      McCormick Place Expansion Project, Series A, 6.50%, 6/15/22 .............................             5,000             5,023
      McCormick Place Expansion Project, Series A, 6.50%, 6/15/27 .............................           555,000           557,542
      McCormick Place Expansion Project, Series A, FGIC Insured, 6.65%, 6/15/12 ...............           250,000           251,187
      McCormick Place Expansion Project, Series A, MBIA Insured, 5.00%, 12/15/28 ..............        26,795,000        27,510,426


26 | Semiannual Report

FRANKLIN FEDERAL TAX-FREE INCOME FUND

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   ILLINOIS (CONT.)
   Metropolitan Pier and Exposition Authority Hospitality Facilities Revenue, McCormick
    Place Convention Center,
      ETM, 5.75%, 7/01/06 .....................................................................   $       360,000   $       366,415
      ETM, 7.00%, 7/01/26 .....................................................................        12,000,000        15,654,120
      Pre-Refunded, 6.25%, 7/01/17 ............................................................         3,500,000         3,642,380
   Regional Transportation Authority Revenue, Series A, AMBAC Insured, 7.20%, 11/01/20 ........         1,000,000         1,243,320
   Southwestern Illinois Development Authority IDR, Spectrulite Consortium Inc. Project,
      6.625%, 2/01/10 .........................................................................         3,050,000         3,056,008
   University of Illinois University Revenues,
      Auxiliary Facilities, Refunding, Series A, AMBAC Insured, 5.00%, 4/01/30 ................         5,000,000         5,099,450
      Auxiliary Facilities System, Refunding, Series B, FGIC Insured, 5.125%, 4/01/26 .........        12,000,000        12,385,200
   Upper River Valley Development Authority Environmental Facilities Revenue, General
      Electric Co. Project, 5.45%, 2/01/23 ....................................................         3,600,000         3,744,648
   Will County Exempt Facilities Revenue, Mobil Oil Refining Corp. Project, 6.00%, ............         7,130,000         7,331,922
      2/01/27
                                                                                                                    ---------------
                                                                                                                        334,614,696
                                                                                                                    ---------------
   INDIANA 1.4%
   Carmel EDR, Cool Creek Assn., Refunding, 6.50%, 9/01/15 ....................................           945,000           947,173
   Carmel Industrial RDA County Option Income Tax Lease Rent Revenue, MBIA Insured,
      Pre-Refunded, 5.25%, 1/01/18 ............................................................         1,090,000         1,116,574
   Indiana Bond Bank Revenue, Special Program, Hendricks Redevelopment, Series B,
      Pre-Refunded, 6.20%, 2/01/23 ............................................................         3,500,000         3,694,635
   Indiana Health Facility Financing Authority Hospital Revenue,
      Community Foundation Northwest Indiana, Series A, 6.375%, 8/01/21 .......................        17,500,000        18,522,350
      Jackson County Schneck Memorial Hospital, Refunding, 5.25%, 2/15/22 .....................         1,200,000         1,218,732
   Indiana Health Facility Financing Authority Revenue, Greenwood Village South Project,
      Refunding, 5.625%, 5/15/28 ..............................................................         1,750,000         1,753,080
   Indiana State Development Financing Authority Environmental Revenue, 6.25%, 7/15/30 ........         2,000,000         2,087,320
   Indiana State Educational Facilities Authority Revenue,
      DePauw University Project, Refunding, 5.30%, 7/01/16 ....................................           600,000           631,686
      Valparaiso University, AMBAC Insured, 5.125%, 10/01/23 ..................................         2,015,000         2,095,479
   Indiana State HFA, SFMR,
      GNMA Secured, 6.10%, 7/01/22 ............................................................           220,000           227,238
      Refunding, Series A, 6.75%, 1/01/10 .....................................................         2,940,000         2,958,434
      Refunding, Series A, 6.80%, 1/01/17 .....................................................        12,835,000        13,038,050
   Indiana Transportation Finance Authority Highway Revenue,
      5.375%, 12/01/25 ........................................................................        12,765,000        13,582,088
      Pre-Refunded, 5.375%, 12/01/25 ..........................................................         2,235,000         2,424,014
   Indianapolis Local Public Improvement Bond Bank Revenue, Waterworks Project, Series A,
      MBIA Insured, 5.25%, 7/01/33 ............................................................        19,020,000        19,754,362
   Jasper County EDR, Georgia-Pacific Corp. Project,
      5.625%, 12/01/27 ........................................................................         3,500,000         3,508,015
      Refunding, 6.70%, 4/01/29 ...............................................................         3,000,000         3,132,150
   Madison County Authority Anderson Hospital Revenue, Refunding, Series A, BIG Insured,
      8.00%, 1/01/14 ..........................................................................            95,000            95,828


                                                          Semiannual Report | 27

FRANKLIN FEDERAL TAX-FREE INCOME FUND

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   INDIANA (CONT.)
   New Albany Floyd County School Building Corp. Revenue, first mortgage, MBIA Insured,
      Pre-Refunded, 5.375%, 1/15/18 ...........................................................  $      1,500,000   $     1,609,995
   Penn-Harris-Madison Multi-School Building Corp. Industry Revenue, first mortgage,
      FSA Insured, Pre-Refunded, 5.90%, 7/15/14 ...............................................         1,000,000         1,052,080
   Petersburg PCR, 5.75%, 8/01/21 .............................................................         5,000,000         5,226,850
   Purdue University of Indiana University Revenue, Student Fee, Series Q, 5.375%,
      7/01/07 .................................................................................         1,355,000         1,401,802
   Rochester Community Multi-School Building Corp. Revenue, first mortgage, AMBAC Insured,
      5.20%, 1/15/18 ..........................................................................         1,000,000         1,052,860
                                                                                                                    ---------------
                                                                                                                        101,130,795
                                                                                                                    ---------------
   KANSAS 0.5%
   Burlington PCR, Kansas Gas and Electric Co. Project, Refunding, Series A, MBIA Insured,
      5.30%, 6/01/31 ..........................................................................        18,000,000        19,001,520
   Kansas State Department of Transportation and Highway Revenue, Refunding, 5.50%,
      9/01/06 .................................................................................         1,000,000         1,020,160
   Kansas State Development Finance Authority Hospital Revenue, Susan B. Allen Memorial
      Hospital, Series Z, Radian Insured, 5.25%, 12/15/23 .....................................         2,000,000         2,091,300
   Kansas State Development Finance Authority Revenue, Water Pollution Control Revolving
      Fund, Series II, 5.125%, 11/01/18 .......................................................         5,000,000         5,313,600
   Newton Hospital Revenue, Newton Healthcare Corp., Refunding, Series A, 5.70%,
      11/15/18 ................................................................................         1,875,000         1,903,050
   Shawnee County USD No. 437 Auburn-Washburn GO, Refunding, FSA Insured, 5.00%,
      9/01/20 .................................................................................         2,500,000         2,589,225
                                                                                                                    ---------------
                                                                                                                         31,918,855
                                                                                                                    ---------------
   KENTUCKY 0.9%
(b)Kenton County Airport Board Airport Revenue, Special Facilities, Delta Airlines Inc.
        Project,
        Series A, 7.50%, 2/01/20 ..............................................................        10,000,000         6,294,200
        Series A, 7.125%, 2/01/21 .............................................................         9,330,000         5,863,905
        Series B, 7.25%, 2/01/22 ..............................................................         3,350,000         2,104,403
   Kentucky Economic Development Finance Authority Health System Revenue, Norton
      Healthcare Inc., Refunding, Series C, MBIA Insured,
        6.05%, 10/01/19 .......................................................................        11,080,000        12,518,959
        6.10%, 10/01/21 .......................................................................         8,925,000        10,107,384
        6.10%, 10/01/23 .......................................................................        16,945,000        19,165,473
   Kentucky Economic Development Finance Authority Hospital System Revenue, Appalachian
      Regional Health Center Facility, Refunding and Improvement,
        5.80%, 10/01/12 .......................................................................         1,000,000           983,220
        5.85%, 10/01/17 .......................................................................         5,615,000         5,446,213
                                                                                                                    ---------------
                                                                                                                         62,483,757
                                                                                                                    ---------------


28 | Semiannual Report

FRANKLIN FEDERAL TAX-FREE INCOME FUND

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   LOUISIANA 1.7%
   Calcasieu Parish Inc. IDB, PCR, Gulf States Utilities Co. Project, Refunding, 6.75%,
      10/01/12 ................................................................................  $     14,285,000   $    14,368,710
   Calcasieu Parish Memorial Hospital Service District Revenue, Lake Charles Parish Memorial
      Hospital Project, Series A, Connie Lee Insured,
        6.375%, 12/01/12 ......................................................................         4,310,000         4,730,742
        6.50%, 12/01/18 .......................................................................         5,530,000         6,595,189
        6.65%, 12/01/21 .......................................................................         3,145,000         3,154,970
   East Baton Rouge Mortgage Finance Authority SFM Purchase Revenue,
        Series A, 6.80%, 10/01/28 .............................................................         1,220,000         1,228,991
        Series C, 7.00%, 4/01/32 ..............................................................            65,000            65,174
   Ernest N. Morial New Orleans Exhibit Hall Authority Special Tax, senior sub. note, Series
      A, AMBAC Insured, 5.00%, 7/15/33 ........................................................        15,000,000        15,199,800
   Greater New Orleans Expressway Commission Revenue, Refunding, AMBAC Insured, 5.00%,
      11/01/27 ................................................................................         5,655,000         5,793,491
   Jefferson Parish Home Mortgage Authority SFMR, Refunding, Series G-2, GNMA Secured,
      5.55%, 6/01/32 ..........................................................................         1,525,000         1,547,189
   Lafayette Public Improvement Sales Tax GO, Series B, MBIA Insured, 4.75%, 3/01/30 ..........         5,055,000         5,047,468
   Louisiana Local Government Environmental Facilities CDA Revenue,
        Jefferson Parking Garage Project, AMBAC Insured, 5.00%, 9/01/31 .......................         4,290,000         4,356,838
        MBIA Insured, 5.00%, 12/01/26 .........................................................         5,605,000         5,738,904
   Louisiana Public Facilities Authority Revenue,
        Ochsner Clinic Foundation Project, Series B, 5.75%, 5/15/23 ...........................        10,000,000        10,339,000
        Tulane University, Refunding, Series A, AMBAC Insured, 5.00%, 7/01/32 .................         5,000,000         5,081,750
   Louisiana State Gas and Fuels Tax Revenue, Series A, AMBAC Insured, 5.00%, 6/01/27 .........        19,250,000        19,594,575
   Louisiana State GO, Series A, FGIC Insured, Pre-Refunded, 5.00%, 11/15/19 ..................         9,000,000         9,643,680
   Pointe Coupee Parish PCR, Gulf States Utilities Co. Project, Refunding, 6.70%, 3/01/13 .....         2,200,000         2,206,270
   West Feliciana Parish PCR, Gulf State Utility Co. Project, 7.00%, 11/01/15 .................         3,050,000         3,139,243
                                                                                                                    ---------------
                                                                                                                        117,831,984
                                                                                                                    ---------------
   MAINE 0.4%
   Jay Solid Waste Disposal Revenue, International Paper Co. Project, Refunding, Series B,
      6.20%, 9/01/19 ..........................................................................         8,000,000         8,566,720
   Maine Health and Higher Educational Facilities Authority Revenue, Series A, MBIA Insured,
      5.00%,
      7/01/29 .................................................................................        10,300,000        10,699,331
      7/01/32 .................................................................................         6,045,000         6,207,127
   Maine State Housing Authority Mortgage Purchase Revenue, Refunding, Series D-1, 5.05%,
      11/15/16 ................................................................................            75,000            75,074
                                                                                                                    ---------------
                                                                                                                         25,548,252
                                                                                                                    ---------------
   MARYLAND 0.4%
   Gaithersburg Hospital Facilities Revenue, Shady Grove Adventist Hospital, Refunding and
      Improvement, FSA Insured, 6.00%, 9/01/21 ................................................        10,110,000        10,369,524
   Maryland State Health and Higher Educational Facilities Authority Revenue, Johns Hopkins
      University, Series A, 5.00%, 7/01/33 ....................................................        10,000,000        10,362,000


                                                          Semiannual Report | 29

Franklin Federal Tax-Free Income Fund

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   MARYLAND (CONT.)
   Price Georges County GO, Conservation Public Improvement, Series A, 5.00%, 10/01/23 ........  $      5,385,000   $     5,687,098
                                                                                                                    ---------------
                                                                                                                         26,418,622
                                                                                                                    ---------------
   MASSACHUSETTS 3.9%
   Massachusetts Bay Transportation Authority Revenue, General Transportation System,
        Refunding, Series C, 5.00%, 3/01/24 ...................................................        14,000,000        14,313,180
        Series A, FGIC Insured, 5.00%, 3/01/23 ................................................         1,035,000         1,070,418
        Series A, FGIC Insured, Pre-Refunded, 5.00%, 3/01/23 ..................................         2,965,000         3,060,562
   Massachusetts Bay Transportation Authority Revenue Special Assessment,
        Refunding, Series A, 5.25%, 7/01/30 ...................................................         6,785,000         7,089,172
        Series A, Pre-Refunded, 5.25%, 7/01/30 ................................................        25,740,000        27,729,445
   Massachusetts Bay Transportation Authority Sales Tax Revenue, Senior Series A, 5.00%,
      7/01/28 .................................................................................        10,000,000        10,705,200
   Massachusetts Special Obligation Revenue, Consolidation Loan, Series A, FGIC Insured,
      Pre-Refunded, 5.00%, 6/01/22 ............................................................        15,070,000        16,077,128
   Massachusetts State Development Finance Agency Revenue, Massachusetts/Saltonstall
      Redevelopment Building Corp., Series A, MBIA Insured, 5.125%, 8/01/28 ...................         6,735,000         7,054,508
   Massachusetts State GO,
        MBIA Insured, Pre-Refunded, 5.00%, 8/01/22 ............................................         4,100,000         4,379,989
        Series B, ETM, 6.50%, 8/01/08 .........................................................         5,900,000         6,344,978
   Massachusetts State Health and Educational Facilities Authority Revenue,
        Berkshire Health System, Series E, 6.25%, 10/01/31 ....................................         2,250,000         2,387,745
        Berkshire Health System, Series E, Radian Insured, 5.70%, 10/01/25 ....................         4,500,000         4,877,730
        Harvard University, Series FF, 5.00%, 7/15/22 .........................................        13,550,000        14,192,676
        Melrose-Wakefield Hospital, Series B, ETM, 6.35%, 7/01/06 .............................           565,000           577,272
   Massachusetts State Industrial Finance Agency Health Care Facilities Revenue, Jewish
      Geriatric Services Inc., Series B, Pre-Refunded,
        5.375%, 5/15/17 .......................................................................         1,965,000         2,063,132
        5.50%, 5/15/27 ........................................................................         5,000,000         5,258,950
   Massachusetts State Industrial Finance Agency Revenue, D'Youville Senior Care,
        5.65%, 10/01/17 .......................................................................         2,295,000         2,387,443
        5.70%, 10/01/27 .......................................................................         7,375,000         7,648,686
   Massachusetts State Port Authority Revenue, Special Facilities, Bosfuel Project,
      MBIA Insured, 5.75%, 7/01/39 ............................................................        10,150,000        10,518,851
   Massachusetts State School Building Authority Dedicated Sales Tax Revenue, Series A,
      FSA Insured, 5.00%, 8/15/30 .............................................................        15,000,000        15,503,250
   Massachusetts State Turnpike Authority Metropolitan Highway System Revenue,
        Refunding, Sub Series A, AMBAC Insured, 5.25%, 1/01/29 ................................         5,000,000         5,236,800
        Series A, MBIA Insured, 5.00%, 1/01/37 ................................................        52,130,000        52,841,053
        sub. lien, Refunding, Series B, MBIA Insured, 5.125%, 1/01/37 .........................        21,350,000        21,750,312
   Massachusetts State Water Pollution Abatement Trust Revenue,
        Massachusetts Water Revenue Abatement Program, Series A, 5.00%, 8/01/32 ...............         5,000,000         5,140,750
        Water Revenue Authority Program, Sub Series A, 5.75%, 8/01/29 .........................         5,210,000         5,627,269
        Water Revenue Authority Program, Sub Series A, Pre-Refunded, 5.75%, 8/01/29 ...........         1,290,000         1,410,370
   Route 3 North Transportation Improvement Assn. Massachusetts Lease Revenue,
      MBIA Insured, Pre-Refunded, 5.375%, 6/15/29 .............................................        16,405,000        17,748,734
                                                                                                                    ---------------
                                                                                                                        272,995,603
                                                                                                                    ---------------


30 | Semiannual Report

FRANKLIN FEDERAL TAX-FREE INCOME FUND

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   MICHIGAN 3.6%
   Anchor Bay School District GO, Refunding, 5.00%, 5/01/29 ...................................  $      6,300,000   $     6,451,830
   Belding Area Schools GO, FGIC Insured,
        6.10%, 5/01/26 ........................................................................           810,000           829,642
        Pre-Refunded, 6.10%, 5/01/26 ..........................................................         2,995,000         3,071,223
   Chippewa Valley School GO, Refunding, 5.125%, 5/01/27 ......................................         5,310,000         5,531,480
   Detroit City School District GO,
        School Building and Site Improvements, Series A, FGIC Insured, Pre-Refunded, 5.00%,
          5/01/23 .............................................................................         2,000,000         2,153,900
        School Building and Site Improvements, Series B, FGIC Insured, 5.00%, 5/01/33 .........        16,870,000        17,325,996
        Series A, FSA Insured, Pre-Refunded, 5.125%, 5/01/31 ..................................        14,925,000        16,142,880
   Detroit Sewage Disposal Revenue,
        second lien, Series A, MBIA Insured, 5.00%, 7/01/30 ...................................        10,000,000        10,371,800
        senior lien, Refunding, Series A, FGIC Insured, 5.125%, 7/01/31 .......................        10,000,000        10,328,900
        Series A, MBIA Insured, 5.00%, 7/01/27 ................................................        15,000,000        15,318,900
   Detroit Water Supply System Revenue,
        second lien, Series B, FGIC Insured, 5.50%, 7/01/33 ...................................         5,000,000         5,368,900
        senior lien, Series A, FGIC Insured, 5.00%, 7/01/30 ...................................        17,575,000        17,991,176
        senior lien, Series A, FGIC Insured, 5.25%, 7/01/33 ...................................         6,170,000         6,448,761
        senior lien, Series A, FGIC Insured, Pre-Refunded, 5.25%, 7/01/33 .....................         7,060,000         7,643,933
   Detroit/Wayne County Stadium Authority Revenue, FGIC Insured, 5.25%, 2/01/27 ...............         8,625,000         8,967,671
   Jackson County Building Authority Revenue, AMBAC Insured, Pre-Refunded, 5.60%,
      5/01/30 .................................................................................         4,145,000         4,522,112
   Kalamazoo EDC Revenue, Limited Obligation, Friendship Village, Refunding, Series A, 6.25%,
      5/15/27 .................................................................................         1,750,000         1,790,460
   Kent Hospital Finance Authority Health Care Revenue, Butterworth Health System, Series A,
      MBIA Insured, Pre-Refunded, 5.625%, 1/15/26 .............................................         2,500,000         2,563,025
   Michigan State Building Authority Revenue, Facilities Program, Refunding, Series I, 5.00%,
      10/15/24 ................................................................................        31,350,000        32,457,282
   Michigan State Hospital Finance Authority Revenue, Ascension Health Credit, Series A,
      MBIA Insured, Pre-Refunded, 6.125%, 11/15/23 ............................................        18,000,000        19,933,560
   Michigan State Strategic Fund Resources Recovery Ltd. Obligation Revenue, Detroit
      Education Exempt Facilities, Refunding, Series D, XLCA Insured, 5.25%, 12/15/32 .........        10,000,000        10,359,500
   Michigan State Trunk Line Revenue, Series A, FSA Insured, Pre-Refunded,
       5.00%, 11/01/25 ........................................................................        16,250,000        17,358,412
       5.25%, 11/01/30 ........................................................................        10,000,000        10,815,300
   Royal Oak Hospital Finance Authority Revenue, William Beaumont Hospital, Series M,
      MBIA Insured, 5.25%, 11/15/31 ...........................................................        10,000,000        10,344,200
   Southgate Community School District GO, FGIC Insured, 5.00%, 5/01/25 .......................         5,500,000         5,680,620
   West Ottawa Public School District GO, Series A, 5.00%, 5/01/27 ............................         5,000,000         5,160,700
                                                                                                                    ---------------
                                                                                                                        254,932,163
                                                                                                                    ---------------
   MINNESOTA 2.5%
   Cloquet PCR, Potlatch Corp. Projects, Refunding, 5.90%, 10/01/26 ...........................         9,100,000         9,166,976
   Golden Valley Revenue, Covenant Retirement Communities, Series A, 5.50%, 12/01/29 ..........         1,500,000         1,550,775
   International Falls PCR, Boise Cascade Corp. Project, Refunding, 5.65%, 12/01/22 ...........         3,500,000         3,547,950


                                                          Semiannual Report | 31

FRANKLIN FEDERAL TAX-FREE INCOME FUND

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   MINNESOTA (CONT.)
   Minneapolis and St. Paul Metropolitan Airports Commission Airport Revenue,
      Refunding, Sub Series A, AMBAC Insured, 5.00%, 1/01/30 ....................................   $  10,000,000   $    10,280,600
      Refunding, Sub Series C, FGIC Insured, 5.00%, 1/01/28 .....................................       5,595,000         5,773,089
      Series A, FGIC Insured, 5.125%, 1/01/31 ...................................................      10,000,000        10,301,300
      Series A, FGIC Insured, 5.25%, 1/01/32 ....................................................      32,025,000        33,478,294
      Series A, FGIC Insured, Pre-Refunded, 5.75%, 1/01/32 ......................................       5,000,000         5,495,550
      Series C, FGIC Insured, 5.25%, 1/01/26 ....................................................      19,000,000        19,942,970
   Minnesota Agriculture and Economic Development Board Revenue, Health Care System,
      Refunding, Series A, MBIA Insured, 5.75%, 11/15/26 ........................................         510,000           542,038
      Series A, MBIA Insured, Pre-Refunded, 5.75%, 11/15/26 .....................................      25,300,000        27,055,061
   Minnesota State Municipal Power Agency Electric Revenue, 5.00%, 10/01/30 .....................       5,000,000         5,046,500
   Minnetonka MFHR, Ridgepointe II Project, Refunding, Series A, GNMA Secured, 5.95%,
     10/20/33 ...................................................................................      11,075,000        11,586,665
   Rochester Health Care Facilities Revenue, Mayo Foundation, Series A, 5.50%, 11/15/27 .........      20,000,000        21,045,000
   Roseville MFHR, Rosepointe I Project, Refunding, Series A, GNMA Secured, 5.95%,
     10/20/33 ...................................................................................       8,150,000         8,511,942
   University of Minnesota Revenue, Refunding, Series A, 5.75%, 7/01/13 .........................       1,250,000         1,403,563
                                                                                                                    ---------------
                                                                                                                        174,728,273
                                                                                                                    ---------------
   MISSISSIPPI 1.3%
   Claiborne County PCR, Systems Energy Resources Inc., Refunding, 6.20%, 2/01/26 ...............      36,500,000        36,996,035
   Jackson County Environmental Improvement Revenue, International Paper Co. Project,
     6.70%, 5/01/24 .............................................................................       3,500,000         3,744,510
   Mississippi Business Finance Corp. PCR, System Energy Resource Inc. Project,
   5.875%, 4/01/22 ..............................................................................      40,000,000        40,546,400
   Refunding, 5.90%, 5/01/22 ....................................................................       8,250,000         8,363,520
   Mississippi State GO, Refunding, 5.75%, 12/01/12 .............................................       2,000,000         2,230,780
                                                                                                                    ---------------
                                                                                                                         91,881,245
                                                                                                                    ---------------
   MISSOURI 1.2%
   Jackson County Special Obligation Revenue, MBIA Insured, 5.00%, 12/01/22 .....................       9,095,000         9,490,905
   Missouri Development Finance Board Cultural Facilities Revenue, Nelson Gallery
     Foundation, Series A, MBIA Insured, 5.00%, 12/01/30 ........................................      11,500,000        11,839,365
   Missouri State Board of Public Buildings Special Obligation Revenue, Series A, 4.75%,
     10/15/28 ...................................................................................       8,250,000         8,320,455
   Missouri State Health and Educational Facilities Authority Revenue, SSM Health Care,
      Refunding, Series A, MBIA Insured, 5.00%, 6/01/22 .........................................         230,000           235,474
      Series A, AMBAC Insured, 5.25%, 6/01/21 ...................................................       8,740,000         9,337,554
      Series A, AMBAC Insured, Pre-Refunded, 5.25%, 6/01/21 .....................................       8,760,000         9,570,037
      Series A, MBIA Insured, Pre-Refunded, 5.00%, 6/01/22 ......................................       4,270,000         4,499,043
   St. Louis Airport Revenue,
      Airport Development Program, Series A, MBIA Insured, 5.00%, 7/01/20 .......................       5,000,000         5,235,300
      Airport Development Program, Series A, MBIA Insured, 5.00%, 7/01/21 .......................       7,250,000         7,561,387
      Capital Improvement Program, Series A, MBIA Insured, 5.00%, 7/01/27 .......................      12,390,000        12,713,751
   Taney County IDA Hospital Revenue, The Skaggs Community Hospital Assn., 5.40%,
     5/15/28 ....................................................................................       4,000,000         4,017,440
                                                                                                                    ---------------
                                                                                                                         82,820,711
                                                                                                                    ---------------


32 | Semiannual Report

FRANKLIN FEDERAL TAX-FREE INCOME FUND

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   MONTANA 0.8%
   Forsyth PCR,
      The Montana Power Co., Refunding, MBIA Insured, 5.90%, 12/01/23 ...........................   $  20,385,000   $    20,437,797
      Puget Sound Energy, Refunding, Series A, AMBAC Insured, 5.00%, 3/01/31 ....................      30,000,000        30,946,200
   Montana State Board of Housing Revenue, SF Program, Refunding, Series B-1, 6.25%,
     12/01/21 ...................................................................................       6,025,000         6,145,380
                                                                                                                    ---------------
                                                                                                                         57,529,377
                                                                                                                    ---------------
   NEBRASKA 0.2%
   Omaha Convention Hotel Corp. Revenue, Convention Center, first tier, Series A,
     AMBAC Insured, 5.125%, 4/01/26 .............................................................      12,500,000        13,064,875
                                                                                                                    ---------------
   NEVADA 2.0%
   Clark County Airport Revenue, sub. lien,
      Series A-2, FGIC Insured, 5.125%, 7/01/27 .................................................      10,000,000        10,385,400
      Series B, FGIC Insured, Pre-Refunded, 5.25%, 7/01/31 ......................................      20,000,000        21,654,200
   Clark County IDR, Nevada Power Co. Project, Refunding, Series C, 7.20%, 10/01/22 .............      12,500,000        12,694,625
   Director of the State Department of Business and Industry Revenue, Las Vegas Monorail
     Project, first tier, AMBAC Insured, 5.625%,
         1/01/32 ................................................................................      21,995,000        23,697,853
         1/01/34 ................................................................................      15,000,000        16,119,450
   Henderson Health Care Facility Revenue, Catholic Healthcare West, Series A,
         5.25%, 7/01/18 .........................................................................      13,815,000        14,183,999
         Pre-Refunded, 5.25%, 7/01/18 ...........................................................       9,870,000        10,438,709
   Humboldt County PCR, Sierra Pacific Power Co., Refunding, Series A, AMBAC Insured,
     6.30%, 7/01/22 .............................................................................       4,500,000         4,549,455
   Nevada Housing Division Revenue, SF Program, senior issue, Refunding,
         Series A-1, 6.25%, 10/01/26 ............................................................         665,000           668,259
         Series C-2, FHA Insured, 6.75%, 10/01/26 ...............................................         590,000           591,569
   Nevada State GO, Municipal Bond Bank Project No. 40-41, Series A, ETM, 6.375%,
     12/01/17 ...................................................................................      10,275,000        10,303,359
   Sparks RDA Tax Allocation Revenue, Refunding, Series A, Radian Insured, 6.00%,
     1/15/23 ....................................................................................       5,000,000         5,371,050
   Washoe County Gas and Water Facilities Revenue, Refunding, AMBAC Insured, 6.30%,
     12/01/14 ...................................................................................       5,000,000         5,039,450
   Washoe County GO, Reno Sparks Convention, Refunding, Series A, FGIC Insured, 5.00%,
     7/01/24 ....................................................................................       5,000,000         5,136,000
                                                                                                                    ---------------
                                                                                                                        140,833,378
                                                                                                                    ---------------
   NEW HAMPSHIRE 0.3%
   Nashua Housing Authority MFR, Clocktower Project, Refunding, GNMA Secured, 6.25%,
     6/20/33 ....................................................................................       5,754,000         5,961,834
   New Hampshire Health and Education Facilities Authority Revenue, Exeter Project,
         6.00%, 10/01/24 ........................................................................       2,000,000         2,158,680
         5.75%, 10/01/31 ........................................................................       1,000,000         1,052,730
   New Hampshire Higher Educational and Health Facilities Authority Revenue,
         The Hitchcock Clinic, MBIA Insured, Pre-Refunded, 6.00%, 7/01/27 .......................       4,275,000         4,550,909
         New Hampshire Catholic Charities, 5.80%, 8/01/22 .......................................       1,000,000         1,004,230
         Rivier College, 5.60%, 1/01/28 .........................................................       4,590,000         4,717,969


                                                          Semiannual Report | 33

FRANKLIN FEDERAL TAX-FREE INCOME FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   NEW HAMPSHIRE (CONT.)
   New Hampshire State HFA, SFMR, Series E,
       6.75%, 7/01/19 ..........................................................................      $  540,000      $      542,695
       6.80%, 7/01/25 ..........................................................................         430,000             433,612
                                                                                                                      --------------
                                                                                                                          20,422,659
                                                                                                                      --------------
   NEW JERSEY 2.3%
   Health Care Facilities Financing Authority Revenue, Englewood Hospital, MBIA Insured,
     5.00%, 8/01/23 ............................................................................       5,000,000           5,223,550
   Hudson County Improvement Authority Solid Waste Systems Revenue, Refunding,
       Series 1, 6.00%, 1/01/19 ................................................................       2,100,000           2,108,211
       Series 1, 6.00%, 1/01/29 ................................................................       5,000,000           5,010,450
       Series 2, 6.125%, 1/01/19 ...............................................................       2,000,000           2,016,920
       Series 2, 6.125%, 1/01/29 ...............................................................       5,000,000           5,033,150
   New Jersey EDA Lease Revenue, International Center for Public Health Project,
     University of Medicine and Dentistry, AMBAC Insured, 6.00%, 6/01/32 .......................       5,000,000           5,458,050
   New Jersey EDA Revenue,
       Cigarette Tax, 5.75%, 6/15/29 ...........................................................      20,000,000          20,995,600
       Motor Vehicle Surcharge Revenue, Series A, MBIA Insured, 5.00%, 7/01/29 .................      10,000,000          10,405,700
       Motor Vehicle Surcharge Revenue, Series A, MBIA Insured, 5.00%, 7/01/34 .................       5,000,000           5,152,050
       School Facilities Construction, Series C, MBIA Insured, 4.75%, 6/15/25 ..................       7,500,000           7,588,800
       School Facilities Construction, Series O, 5.125%, 3/01/28 ...............................      20,000,000          20,865,000
   New Jersey State Transportation Trust Fund Authority Revenue, Transportation System,
     Series B, MBIA Insured, Pre-Refunded, 5.00%, 12/15/21 .....................................      12,400,000          13,323,800
   New Jersey State Turnpike Authority Turnpike Revenue,
       Series A, MBIA Insured, Pre-Refunded, 5.60%, 1/01/22 ....................................       7,500,000           8,134,800
       Series A, MBIA Insured, Pre-Refunded, 5.50%, 1/01/25 ....................................      13,000,000          14,050,270
       Series C, FSA Insured, 5.00%, 1/01/30 ...................................................      15,845,000          16,481,811
   Tobacco Settlement Financing Corp. Revenue, Asset Backed, Refunding, 5.75%, 6/01/32 .........      23,075,000          23,968,464
                                                                                                                      --------------
                                                                                                                         165,816,626
                                                                                                                      --------------
   NEW MEXICO 0.0%c
   New Mexico State Highway Commission Tax Revenue, senior sub. lien, Series A,
     Pre-Refunded, 6.00%, 6/15/13 ..............................................................       1,000,000           1,106,130
                                                                                                                      --------------
   NEW YORK 12.6%
   Liberty Development Corp. Revenue, Goldman Sachs Headquarters, 5.25%, 10/01/35 ..............      25,000,000          27,409,000
   Long Island Power Authority Electric System Revenue, General, Refunding, Series A,
     MBIA Insured, 5.25%, 12/01/26 .............................................................      10,000,000          10,458,400
   MTA Commuter Facilities Revenue, Series A,
       FGIC Insured, Pre-Refunded, 6.00%, 7/01/16 ..............................................       8,950,000           9,588,672
       Pre-Refunded, 5.25%, 7/01/28 ............................................................       5,000,000           5,440,250
       Pre-Refunded, 6.125%, 7/01/29 ...........................................................      15,040,000          16,503,994
   MTA Dedicated Tax Fund Revenue, Series A,
       FGIC Insured, Pre-Refunded, 6.00%, 4/01/30 ..............................................      12,500,000          13,847,500
       FGIC Insured, Pre-Refunded, 5.00%, 11/15/31 .............................................      14,250,000          15,387,292
       MBIA Insured, ETM, 6.25%, 4/01/11 .......................................................       1,280,000           1,450,086


34 | Semiannual Report

FRANKLIN FEDERAL TAX-FREE INCOME FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   NEW YORK (CONT.)
   MTA Revenue,
       Refunding, Series E, 5.25%, 11/15/31 ....................................................     $ 10,000,000     $   10,472,300
       Refunding, Series U, 5.125%, 11/15/31 ...................................................       20,720,000         21,480,424
       Series A, MBIA Insured, 4.75%, 11/15/27 .................................................       15,000,000         15,215,100
   MTA Transit Facilities Revenue,
       Series A, FSA Insured, Pre-Refunded, 6.00%, 7/01/16 .....................................        3,630,000          3,889,037
       Series A, Pre-Refunded, 6.00%, 7/01/24 ..................................................        5,000,000          5,465,350
       Series A, Pre-Refunded, 5.625%, 7/01/27 .................................................       10,800,000         11,503,620
       Service Contract, Series 8, Pre-Refunded, 5.375%, 7/01/21 ...............................       15,000,000         16,598,700
   Nassau County GO,
       Improvement, Series F, 6.625%, 3/01/08 ..................................................        7,325,000          7,732,783
       Water Utility Improvements, Series F, 6.625%, 3/01/07 ...................................        7,070,000          7,380,019
   Nassau Health Care Corp. Health System Revenue, Nassau County Guaranteed, FSA Insured,
     Pre-Refunded, 5.75%, 8/01/29 ..............................................................       10,000,000         11,021,500
   New York City GO,
       Refunding, Series E, 6.00%, 8/01/26 .....................................................          145,000            150,079
       Refunding, Series H, 6.125%, 8/01/25 ....................................................       55,990,000         59,038,096
       Refunding, Series J, 6.00%, 8/01/21 .....................................................        9,470,000          9,965,754
       Series B, 6.20%, 8/15/06 ................................................................        1,200,000          1,220,340
       Series B, 6.125%, 8/01/09 ...............................................................            5,000              5,065
       Series B, 6.00%, 8/15/26 ................................................................           70,000             72,524
       Series B, Pre-Refunded, 6.00%, 8/15/26 ..................................................        1,930,000          2,002,664
       Series D, 8.00%, 8/01/16 ................................................................            5,000              5,058
       Series D, 5.50%, 6/01/24 ................................................................       23,940,000         25,626,573
       Series E, 6.50%, 12/01/12 ...............................................................           20,000             20,055
       Series E, Pre-Refunded, 6.00%, 8/01/26 ..................................................        2,855,000          2,959,322
       Series F, 5.25%, 1/15/23 ................................................................       20,000,000         21,000,200
       Series F, Pre-Refunded, 6.00%, 8/01/13 ..................................................       14,000,000         14,506,240
       Series G, Pre-Refunded, 6.00%, 10/15/26 .................................................       15,335,000         16,296,351
       Series H, 6.25%, 8/01/15 ................................................................       10,265,000         10,848,976
       Series H, Pre-Refunded, 6.25%, 8/01/15 ..................................................        2,770,000          2,937,779
       Series H, Pre-Refunded, 6.125%, 8/01/25 .................................................        9,795,000         10,367,714
       Series I, 6.25%, 4/15/13 ................................................................        1,515,000          1,589,538
       Series I, Pre-Refunded, 6.25%, 4/15/13 ..................................................       35,095,000         36,965,212
       Series I, Pre-Refunded, 6.25%, 4/15/27 ..................................................        7,000,000          7,378,140
       Series J, Pre-Refunded, 6.00%, 8/01/21 ..................................................       18,790,000         19,849,192
   New York City Municipal Water Finance Authority Water and Sewer System Revenue,
       Refunding, 5.50%, 6/15/33 ...............................................................       55,000,000         58,997,950
       Refunding, Series B, FGIC Insured, Pre-Refunded, 5.25%, 6/15/29 .........................        4,855,000          5,059,687
       Series A, FGIC Insured, Pre-Refunded, 5.50%, 6/15/32 ....................................       10,000,000         10,839,800
       Series A, Pre-Refunded, 5.75%, 6/15/30 ..................................................        8,000,000          8,739,520
       Series B, AMBAC Insured, Pre-Refunded, 5.25%, 6/15/29 ...................................        8,000,000          8,337,280
       Series B, FSA Insured, Pre-Refunded, 5.25%, 6/15/29 .....................................        4,030,000          4,199,905
       Series B, MBIA Insured, 5.75%, 6/15/26 ..................................................        1,865,000          1,912,595
       Series B, MBIA Insured, Pre-Refunded, 5.75%, 6/15/26 ....................................        1,135,000          1,165,032
       Series B, Pre-Refunded, 5.75%, 6/15/29 ..................................................       15,000,000         15,749,550


                                                          Semiannual Report | 35

FRANKLIN FEDERAL TAX-FREE INCOME FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     PRINCIPAL AMOUNT    VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   NEW YORK (CONT.)
   New York City Municipal Water Finance Authority Water and Sewer System Revenue, (cont.)
      Series D, 5.25%, 6/15/25 ....................................................................   $   10,000,000  $ 10,625,000
      Series G, FSA Insured, 5.125%, 6/15/32 ......................................................       24,215,000    25,042,669
   New York City Transitional Finance Authority Revenue, Future Tax Secured,
      Refunding, Series C, Pre-Refunded, 5.50%, 11/01/20 ..........................................          265,000       290,872
      Series B, 5.00%, 5/01/30 ....................................................................        7,500,000     7,695,750
      Series B, Pre-Refunded, 6.00%, 11/15/29 .....................................................       10,000,000    11,191,900
      Series C, Pre-Refunded, 5.50%, 11/01/20 .....................................................        4,735,000     5,197,278
      Series C, Pre-Refunded, 5.50%, 11/01/24 .....................................................        4,200,000     4,610,046
      Series D, 5.00%, 2/01/27 ....................................................................       10,000,000    10,324,200
      Series E, 5.00%, 2/01/28 ....................................................................        8,885,000     9,128,804
   New York City Transportation Authority MTA Triborough COP, Series A, AMBAC Insured,
      Pre-Refunded, 5.40%, 1/01/19 ................................................................       15,000,000    16,315,050
   New York City Trust Cultural Resources Revenue, Museum of Modern Art 2001, Series D,
      AMBAC Insured, 5.125%, 7/01/31 ..............................................................        8,000,000     8,321,920
   New York State Dormitory Authority Lease Revenue, Court Facilities, Pre-Refunded, 6.00%,
      5/15/39 .....................................................................................       16,000,000    17,871,200
   New York State Dormitory Authority Revenue, State University Educational Facilities,
      5.125%, 5/15/21 .............................................................................        7,165,000     7,466,073
   New York State Dormitory Authority Revenues,
      City University System, Consolidated Third, Series 1, 5.25%, 7/01/25 ........................       10,000,000    10,371,100
      City University System, Third General Residence, Series 2, Pre-Refunded, 6.00%, 7/01/20 .....       16,860,000    17,512,819
      City University System, Third General Residence, Series 2, Pre-Refunded, 6.00%, 7/01/26 .....        5,500,000     5,712,960
      Interfaith Medical Center, Series D, 5.40%, 2/15/28 .........................................        8,000,000     8,281,840
      Mental Health Services, Series A, Pre-Refunded, 6.00%, 8/15/17 ..............................       14,290,000    15,073,949
      Mental Health Services, Series A, Pre-Refunded, 5.75%, 2/15/27 ..............................        4,830,000     5,079,904
      Second Hospital, Interfaith Medical Center, Series D, 5.30%, 2/15/19 ........................        5,000,000     5,179,800
      Supported Debt, Mental Health Services, Refunding, Series A, 5.75%, 2/15/27 .................           80,000        83,714
      Supported Debt, Mental Health Services, Series A, 6.00%, 8/15/17 ............................          245,000       257,292
      Supported Debt, Mental Health Services, Series A, Pre-Refunded, 6.00%, 8/15/17 ..............        3,465,000     3,655,090
      Supported Debt, Mental Health Services, Series A, Pre-Refunded, 5.75%, 2/15/27 ..............           90,000        94,657
      Supported Debt, Upstate Community Colleges, Refunding, Series A, 5.00%, 7/01/28 .............        6,570,000     6,705,868
      Supported Debt, Upstate Community Colleges, Series A, Pre-Refunded, 5.00%, 7/01/28 ..........        3,430,000     3,656,140
   New York State HFA Service Contract Obligation Revenue, Refunding, Series C, 5.50%, 9/15/22 ....       17,505,000    18,295,351
   New York State HFAR, Housing Project Mortgage, Refunding, Series A, FSA Insured,
      6.10%, 11/01/15 .............................................................................        4,860,000     5,044,972
      6.125%, 11/01/20 ............................................................................        3,760,000     3,902,918
   New York State Thruway Authority Highway and Bridge Trust Fund Revenue, Series A,
      FSA Insured, Pre-Refunded, 6.00%, 4/01/14 ...................................................        1,420,000     1,585,331
   New York State Thruway Authority Service Contract Revenue, Local Highway and Bridge,
      Pre-Refunded, 5.75%, 4/01/16 ................................................................       13,200,000    13,610,124
   New York State Urban Development Corp. Revenue, Youth Facilities, Pre-Refunded, 6.00%,
      4/01/17 .....................................................................................       11,720,000    12,411,480


36 | Semiannual Report

FRANKLIN FEDERAL TAX-FREE INCOME FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     PRINCIPAL AMOUNT    VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   NEW YORK (CONT.)
   Onondaga County GO,
      5.875%, 2/15/12 .............................................................................   $      300,000  $    336,444
      ETM, 5.875%, 2/15/12 ........................................................................          700,000       788,795
   Triborough Bridge and Tunnel Authority Revenues, General Purpose,
      Refunding, Series A, 5.00%, 1/01/27 .........................................................        5,000,000     5,141,050
      Series A, Pre-Refunded, 5.00%, 1/01/32 ......................................................       20,000,000    21,386,074
      Series B, Pre-Refunded, 5.50%, 1/01/30 ......................................................       15,000,000    17,020,950
      Series X, ETM, 6.625%, 1/01/12 ..............................................................        1,800,000     2,073,222
      Series Y, ETM, 5.90%, 1/01/07 ...............................................................          500,000       515,880
      Series Y, ETM, 6.00%, 1/01/12 ...............................................................        1,000,000     1,105,160
                                                                                                                      ------------
                                                                                                                       887,613,864
                                                                                                                      ------------
   NORTH CAROLINA 3.3%
   Charlotte Airport Revenue, Series A, MBIA Insured, 5.00%, 7/01/34 ..............................        6,000,000     6,156,540
   Charlotte COP, Transit Projects, Phase II, Series E, 5.00%, 6/01/30 ............................       14,440,000    14,860,348
   Charlotte-Mecklenberg Hospital Authority Health Care System Revenue,
      5.90%, 1/15/16 ..............................................................................        7,010,000     7,180,904
      Pre-Refunded, 5.90%, 1/15/16 ................................................................        2,890,000     2,964,100
   North Carolina Eastern Municipal Power Agency Power System Revenue,
      Refunding, Series A, 5.75%, 1/01/26 .........................................................       65,350,000    68,763,884
      Refunding, Series B, 6.00%, 1/01/22 .........................................................        1,250,000     1,415,700
      Refunding, Series B, 6.25%, 1/01/23 .........................................................       39,030,000    45,343,102
      Refunding, Series B, 5.75%, 1/01/24 .........................................................       35,140,000    37,007,691
      Refunding, Series B, FGIC Insured, 6.25%, 1/01/23 ...........................................        1,280,000     1,287,590
      Refunding, Series D, 5.125%, 1/01/23 ........................................................       12,000,000    12,284,280
      Refunding, Series D, 5.125%, 1/01/26 ........................................................        3,000,000     3,049,200
      Refunding, Series D, 6.75%, 1/01/26 .........................................................        5,000,000     5,513,750
      Series D, 6.70%, 1/01/19 ....................................................................        2,000,000     2,207,360
   North Carolina Medical Care Commission Revenue, Rowan Regional Medical Center,
      FSA Insured, 4.75%, 9/01/24              . . ................................................        6,970,000     6,969,582
   University Hospital Chapel Hill Revenue, Refunding, AMBAC Insured, 5.00%, 2/15/21 ..............        5,000,000     5,138,450
   Winston-Salem Water and Sewer System Revenue, Pre-Refunded, 5.125%, 6/01/28 ....................       11,000,000    11,919,160
                                                                                                                      ------------
                                                                                                                       232,061,641
                                                                                                                      ------------
   OHIO 3.1%
   Akron Bath Copley Joint Township Hospital District Revenue, Hospital Improvement
      Children's Hospital Center, FSA Insured, 5.00%, 11/15/31 ....................................        9,250,000     9,497,992
   Akron Income Tax Revenue, Community Learning, FGIC Insured, 5.00%,
      12/01/26 ....................................................................................        6,085,000     6,305,642
      12/01/27 ....................................................................................        3,185,000     3,296,093
   Cleveland Airport System Revenue, Series A, FSA Insured, 5.00%, 1/01/31 ........................       20,000,000    20,417,800
   Cleveland State University General Receipt Revenue, FGIC Insured, 5.00%, 6/01/29 ...............        5,000,000     5,172,500
   Columbus City School District GO, School Facilities Construction and Improvement,
      FGIC Insured, 5.00%, 12/01/28 ...............................................................       16,000,000    16,508,320
   Cuyahoga County Hospital Facilities Revenue, Canton Inc. Project, 7.50%, 1/01/30 ...............       17,100,000    19,007,163


                                                          Semiannual Report | 37

FRANKLIN FEDERAL TAX-FREE INCOME FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   PRINCIPAL AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   OHIO (CONT.)
   Dayton Special Facilities Revenue, Emery Air Freight Corp., Emery Worldwide Air Inc.,
     Refunding,
       Series A, 5.625%, 2/01/18 ...............................................................    $    6,000,000  $      6,394,380
       Series E, 6.05%, 10/01/09 ...............................................................         4,000,000         4,351,360
       Series F, 6.05%, 10/01/09 ...............................................................         2,750,000         2,991,560
   Franklin County Convention Facilities Authority Revenue, Tax and Lease Revenue,
       MBIA Insured, Pre-Refunded, 5.00%, 12/01/27 .............................................         6,145,000         6,425,519
       Refunding, MBIA Insured, 5.00%, 12/01/27 ................................................         1,355,000         1,384,160
   Hamilton County Sales Tax Revenue, Series B, AMBAC Insured, 5.25%, 12/01/32 .................        10,000,000        10,490,400
   Kettering City School District GO, School Improvement, FGIC Insured, 5.00%, 12/01/30 ........         7,450,000         7,694,583
   Montgomery County Health System Revenue, Series B-2, Pre-Refunded, 8.10%, 7/01/18 ...........        10,490,000        11,022,782
   Montgomery County Hospital Facilities Revenue, Grandview Hospital and Medical Center,
     Pre-Refunded,
       5.50%, 12/01/10 .........................................................................         1,300,000         1,402,063
       5.60%, 12/01/11 .........................................................................         1,000,000         1,082,290
       5.65%, 12/01/12 .........................................................................           925,000         1,002,867
   Nordonia Hills Local School District GO, School Improvement, AMBAC Insured,
       5.375%, 12/01/20 ........................................................................         4,275,000         4,620,505
       5.45%, 12/01/25. ........................................................................         3,000,000         3,235,470
   Ohio State Water Development Authority Pollution Control Facilities Revenue, Water
   Control
     Loan Fund, Water Quality Series, MBIA Insured, Pre-Refunded, 5.125%, 6/01/19 ..............        18,000,000        18,866,700
   Pickerington Local School District GO, School Facilities Construction and Improvement,
     FGIC Insured, 5.00%, 12/01/28 .............................................................        15,000,000        15,394,350
   Springboro Community City School District GO, School Improvement, MBIA Insured, 5.00%,
     12/01/27 ..................................................................................        10,350,000        10,729,431
   University of Akron General Receipts Revenue, FGIC Insured, Pre-Refunded, 5.75%,
     1/01/29 ...................................................................................        11,305,000        12,425,439
   University of Cincinnati COP,
       Jefferson Avenue Residence Hall, MBIA Insured, 5.125%, 6/01/28 ..........................         4,000,000         4,115,880
       University Center Project, MBIA Insured, Pre-Refunded, 5.125%, 6/01/24 ..................        10,500,000        10,826,340
   University of Cincinnati General Receipts Revenue, Series A, FGIC Insured, 5.25%,
     6/01/24 ...................................................................................         5,000,000         5,269,450
                                                                                                                    ----------------
                                                                                                                         219,931,039
                                                                                                                    ----------------

   OKLAHOMA 0.5%
   Stillwater Medical Center Authority Revenue,
       Series A, Pre-Refunded, 6.10%, 5/15/09 ..................................................         1,925,000         2,001,865
       Series B, Pre-Refunded, 6.35%, 5/15/12 ..................................................         1,130,000         1,192,930
       Series B, Pre-Refunded, 6.50%, 5/15/19 ..................................................         3,390,000         3,621,164
   Tulsa Industrial Authority Hospital Revenue, St. John Medical Center Project, Series A,
     Pre-Refunded, 6.25%, 2/15/14 ..............................................................         2,000,000         2,018,600
   Tulsa Municipal Airport Trust Revenue,
       American Airlines Project, Refunding, 6.25%, 6/01/20 ....................................        18,530,000        15,612,452
       AMR Corp., Refunding, Series B, 6.00%, 6/01/35 ..........................................        10,000,000         9,512,400
   Valley View Hospital Authority Revenue, Valley View Regional Medical Center, Refunding,
     6.00%, 8/15/14 ............................................................................         4,000,000         4,137,720
                                                                                                                    ----------------
                                                                                                                          38,097,131
                                                                                                                    ----------------


38 | Semiannual Report

FRANKLIN FEDERAL TAX-FREE INCOME FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   PRINCIPAL AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   OREGON 0.9%
   Health Sciences University Revenue, Series A, MBIA Insured, 5.00%, 7/01/26 ..................    $   10,500,000  $     10,915,485
   Jackson County School District No. 6 Central Point GO, FGIC Insured, Pre-Refunded, 5.25%,
     6/15/20 ...................................................................................         4,000,000         4,306,480
   Lane County School District No. 19 Springfield GO, Refunding, FGIC Insured, 6.00%,
     10/15/13 ..................................................................................         1,250,000         1,430,687
   Oregon State Department of Administrative Services COP, Series A, AMBAC Insured,
     Pre-Refunded, 6.00%, 5/01/26 ..............................................................        10,000,000        11,161,100
   Oregon State EDR, Georgia Pacific Corp. Project,
       Refunding, Series 183, 5.70%, 12/01/25 ..................................................         3,500,000         3,528,875
    (d)Series CLVII, 6.35%, 8/01/25 ............................................................         5,500,000         5,507,810
   Oregon State GO, State Board of Higher Education, Series A, 5.00%,
       8/01/26 .................................................................................        18,630,000        19,333,994
       8/01/27 .................................................................................         6,955,000         7,265,541
                                                                                                                    ----------------
                                                                                                                          63,449,972
                                                                                                                    ----------------
   PENNSYLVANIA 4.8%
   Allegheny County Hospital Development Authority Revenue, Health System, Series A,
     MBIA Insured, 6.50%, 11/15/30 .............................................................        10,000,000        11,396,600
   Allegheny County IDAR, Environmental Improvement, USX Corp., Refunding,
       5.50%, 12/01/29 .........................................................................        10,000,000        10,391,700
       Series A, 6.70%, 12/01/20 ...............................................................         5,250,000         5,319,248
   Allegheny County Port Authority Special Revenue, Transportation, FGIC Insured, 5.00%,
     3/01/29 ...................................................................................        10,000,000        10,255,500
   Berks County GO, AMBAC Insured, 5.00%, 11/15/25 .............................................         5,000,000         5,087,100
   Butler Area School District GO, FGIC Insured, Pre-Refunded, 5.60%, 4/01/28 ..................         5,000,000         5,446,900
   Delaware County Authority University Revenue, Villanova University, Series A, MBIA
   Insured, 5.00%, 12/01/18 ....................................................................         7,090,000         7,327,160
   Delaware River Port Authority Pennsylvania and New Jersey Delaware River Bridges Revenue,
     FSA Insured, 5.75%,
       1/01/22 .................................................................................         8,500,000         9,162,405
       1/01/26 .................................................................................        10,000,000        10,767,400
   Delaware Valley Regional Finance Authority Local Government Revenue, Series B,
     AMBAC Insured, 5.60%, 7/01/17 .............................................................         5,000,000         5,552,050
   Erie Water Authority Water Revenue, Series A, MBIA Insured, Pre-Refunded, 5.20%,
     12/01/30 ..................................................................................        18,700,000        20,287,817
   Montgomery County IDA Retirement Community Revenue, Adult Community Total Services
     Retirement-Life Communities Inc., 5.25%, 11/15/28 .........................................         2,500,000         2,514,200
   Northampton County General Purpose Authority Revenue, County Agreement, FSA Insured,
     5.25%, 10/01/30 ...........................................................................        12,150,000        12,700,273
   Pennsylvania Economic Development Financing Authority Exempt Facilities Revenue,
     MacMillan LP Project, Pre-Refunded, 7.60%, 12/01/20 .......................................         5,000,000         5,117,850
   Pennsylvania State GO, First Series, FGIC Insured, Pre-Refunded, 5.00%, 2/01/20 .............         5,000,000         5,373,600
   Pennsylvania State Turnpike Commission Revenue, AMBAC Insured, Pre-Refunded, 5.00%,
     7/15/31 ...................................................................................         5,850,000         6,325,547
   Philadelphia Authority for Industrial Development Lease Revenue, Series B, FSA Insured,
     5.25%, 10/01/30 ...........................................................................        15,630,000        16,196,900


                                                          Semiannual Report | 39

FRANKLIN FEDERAL TAX-FREE INCOME FUND

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   PENNSYLVANIA (CONT.)
   Philadelphia Gas Works Revenue,
      Fifth Series A-1, FSA Insured, 5.00%, 9/01/29 ...........................................  $      5,000,000   $     5,139,800
      Refunding, First Series A, FSA Insured, 5.00%, 7/01/26 ..................................         5,000,000         5,090,300
   Philadelphia GO, MBIA Insured, 5.00%, 5/15/25 ..............................................         5,000,000         5,073,500
   Philadelphia Hospitals and Higher Educational Facilities Authority Revenue,
      Mortgage, North Philadelphia Health Systems, Series A, FHA Insured, 5.30%, 1/01/18 ......         3,275,000         3,422,932
      Mortgage, North Philadelphia Health Systems, Series A, FHA Insured, 5.35%, 1/01/23 ......         5,690,000         5,888,752
      Mortgage, North Philadelphia Health Systems, Series A, FHA Insured, 5.375%, 1/01/28 .....         3,700,000         3,814,293
      Temple University Hospital, 5.875%, 11/15/23 ............................................         5,000,000         5,019,800
   Philadelphia Parking Authority Parking Revenue, Airport, FSA Insured, 5.25%, 9/01/29 .......        15,000,000        15,732,300
   Philadelphia RDA Revenue, Neighborhood Transformation, Series C, FGIC Insured, 5.00%,
      4/15/29 .................................................................................        10,965,000        11,331,779
      4/15/30 .................................................................................        12,000,000        12,382,800
   Philadelphia School District GO, Series A, FSA Insured, Pre-Refunded, 5.75%, 2/01/30 .......        14,050,000        15,530,589
   Philadelphia Water and Wastewater Revenue, Series A, FGIC Insured, 5.00%, 11/01/31 .........        25,000,000        25,592,250
   Pittsburgh and Allegheny County Public Auditorium Hotel Room Revenue, AMBAC Insured,
      5.125%, 2/01/35 .........................................................................        15,000,000        15,414,750
   Pittsburgh and Allegheny County Public Auditorium Revenue, Regional Asset District Sales
      Tax, AMBAC Insured, 5.25%, 2/01/31 ......................................................         5,000,000         5,221,850
   Southmoreland School District GO, MBIA Insured, 5.00%,
      4/01/25 .................................................................................         6,800,000         7,068,804
      4/01/27 .................................................................................         5,125,000         5,307,706
   State Public School Building Authority School Revenue,
      Daniel Boone School District Project, MBIA Insured, 5.00%, 4/01/28 ......................         9,500,000         9,796,115
      Philadelphia School District Project, FSA Insured, 5.00%, 6/01/33 .......................        32,000,000        32,809,920
   Washington County Authority Revenue, Capital Projects and Equipment Program, Refunding,
      AMBAC Insured, 6.15%, 12/01/29 ..........................................................         2,400,000         2,527,416
                                                                                                                    ---------------
                                                                                                                        341,387,906
                                                                                                                    ---------------

   RHODE ISLAND 1.0%
   Narragansett Bay Commission Wastewater System Revenue, Series A, MBIA Insured, 5.00%,
      8/01/30 .................................................................................         7,990,000         8,257,186
   Providence GO, Special Obligation Tax Increment, Series A, 7.65%, 6/01/16 ..................         9,900,000         9,962,964
   Rhode Island Health and Educational Building Corp. Revenue, Hospital Financing, Series A,
      5.875%, 9/15/23 .........................................................................         2,000,000         2,043,920
      6.00%, 9/15/33 ..........................................................................         3,000,000         3,072,540
   Rhode Island Housing and Mortgage Finance Corp. Revenue, Homeownership Opportunity,
      Refunding, Series 25-A, 4.95%, 10/01/16 .................................................           140,000           140,641
      Series 10-A, 6.50%, 10/01/22 ............................................................           475,000           475,788
      Series 10-A, 6.50%, 4/01/27 .............................................................           265,000           265,204
      Series 15-A, 6.85%, 10/01/24 ............................................................           620,000           622,034
   Rhode Island State Economic Development Corp. Airport Revenue, Series B, MBIA Insured,
      5.00%, 7/01/30 ..........................................................................        14,965,000        15,438,493


40 | Semiannual Report

FRANKLIN FEDERAL TAX-FREE INCOME FUND

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   RHODE ISLAND (CONT.)
   Rhode Island State Health and Educational Building Corp. Revenue,
      Health Facilities, Saint Antoine, Series B, 6.125%, 11/15/29 ............................  $      8,400,000   $     8,850,828
   (a)Higher Education Facility, University of Rhode Island, Refunding, Series A,
         AMBAC Insured, 5.00%, 9/15/30 ........................................................        10,000,000        10,370,100
      Hospital Financing, Lifespan Obligation Group, 6.375%, 8/15/21 ..........................         7,000,000         7,780,990
                                                                                                                    ---------------
                                                                                                                         67,280,688
                                                                                                                    ---------------

   SOUTH CAROLINA 1.1%
   Beaufort-Jasper Water and Sewer Authority Waterworks and Sewer System Revenue, Refunding,
      FSA Insured, 5.00%, 3/01/26 .............................................................         7,750,000         8,003,968
   Dorchester County Waterworks and Sewer System Revenue, Refunding, MBIA Insured, 5.00%,
      10/01/28 ................................................................................         8,000,000         8,268,880
   Lancaster Educational Assistance Program Inc. Revenue, School District of Lancaster County
      Project, 5.00%, 12/01/26 ................................................................        10,000,000         9,896,800
   Medical University of South Carolina Hospital Authority Hospital Facilities Revenue,
      Mortgage, Refunding, Series A, MBIA Insured, 5.00%, 8/15/31 .............................        13,860,000        14,165,474
   Newberry Investing In Childrens Education Revenue, Installment Newberry County School
      District Project, 5.00%, 12/01/30 .......................................................         4,000,000         3,943,600
   South Carolina Public Service Authority Revenue, Series B, FSA Insured, 5.25%, 1/01/33 .....        31,835,000        33,105,216
                                                                                                                    ---------------
                                                                                                                         77,383,938
                                                                                                                    ---------------

   SOUTH DAKOTA 0.2%
   South Dakota Health and Educational Facilities Authority Revenue, Avera Health Issue,
      AMBAC Insured, 5.25%, 7/01/22 ...........................................................        15,425,000        16,408,807
                                                                                                                    ---------------

   TENNESSEE 0.4%
   Johnson City Health and Educational Facilities Board Hospital Revenue, first mortgage,
      Mountain States Health, Refunding, Series A, MBIA Insured, 6.00%, 7/01/21 ...............         7,000,000         7,625,940
   Knox County Health Educational and Housing Facilities Board Hospital Facilities Revenue,
      Refunding and Improvement, Series A, FSA Insured, 5.00%, 1/01/22 ........................         5,000,000         5,172,950
   Knoxville Wastewater System Revenue, Improvement, Series A, MBIA Insured, 5.00%, 4/01/30 ...         7,850,000         8,129,853
   Memphis GO, Pre-Refunded, 5.00%, 4/01/17 ...................................................         3,000,000         3,149,190
   Metropolitan Government of Nashville and Davidson County District Energy Revenue, Series A,
      AMBAC Insured, 5.00%, 10/01/25 ..........................................................         5,460,000         5,659,781
   Tennessee HDA Revenue, Homeownership Program, Refunding, Series 1D, 4.70%, 7/01/15 .........           595,000           603,883
                                                                                                                    ---------------
                                                                                                                         30,341,597
                                                                                                                    ---------------

   TEXAS 5.3%
   Austin Electric Utility System Revenue, Refunding, MBIA Insured, 5.00%, 11/15/28 ...........        10,000,000        10,284,100
   Bexar County Health Facilities Development Corp. Revenue, Incarnate Word Health Services,
      FSA Insured, ETM,
      6.00%, 11/15/15 .........................................................................         7,500,000         7,783,275
      6.10%, 11/15/23 .........................................................................         8,300,000         8,579,212


                                                          Semiannual Report | 41

FRANKLIN FEDERAL TAX-FREE INCOME FUND

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   TEXAS (CONT.)
   Bexar County HFC, MFHR,
       American Opportunity Housing, Series A, MBIA Insured, 5.80%, 1/01/31 ...................  $      6,000,000   $     6,205,260
       Honey Creek Apartments Project, Series A, MBIA Insured, 6.125%, 4/01/20 ................         1,000,000         1,058,030
       Honey Creek Apartments Project, Series A, MBIA Insured, 6.20%, 4/01/30 .................         2,845,000         3,011,489
   Bexar Metropolitan Water District Waterworks Systems Revenue, Refunding, MBIA Insured,
       5.875%, 5/01/22 ........................................................................         2,860,000         2,922,348
       6.35%, 5/01/25 .........................................................................         1,890,000         1,931,656
   Bridge City ISD, GO, Refunding, 5.375%, 2/15/32 ............................................         2,005,000         2,099,015
   Brownsville Utility System Revenue, Refunding and Improvement, Series A, AMBAC Insured,
       5.00%, 9/01/31 .........................................................................        15,500,000        15,984,840
   Carrollton GO, Improvement, FSA Insured, 5.25%, 8/15/19 ....................................         1,000,000         1,062,320
   Castleberry ISD Revenue, Refunding, 6.00%, 8/15/25 .........................................           175,000           178,792
   Dallas ISD, GO, Refunding, 5.25%, 2/15/20 ..................................................         2,000,000         2,122,720
   Dallas-Fort Worth International Airport Revenue, Refunding and Improvement, Series A,
       FGIC Insured, 5.625%, 11/01/26 .........................................................        85,000,000        90,112,750
   Decatur Hospital Authority Hospital Revenue, Series A, ETM, 5.75%, 9/01/29 .................         4,135,000         4,587,038
   Duncanville ISD, GO, Refunding, Series B, 5.25%, 2/15/32 ...................................         9,900,000        10,345,797
   Edcouch Elsa ISD, GO, Pre-Refunded, 5.50%, 2/15/30 .........................................         2,000,000         2,161,840
   Gulf Coast Waste Disposal Authority Environmental Improvement Revenue, UXS Corp. Projects,
       Refunding, 5.50%, 9/01/17 ..............................................................         3,250,000         3,378,895
   Gulf Coast Waste Disposal Authority Revenue, Valero Energy Corp. Project, 5.70%, 4/01/32 ...         3,000,000         3,040,170
   Hidalgo County GO, Certificates of Obligation, FSA Insured, Pre-Refunded, 5.25%, 8/15/21 ...         2,500,000         2,704,000
   Houston Airport System Revenue, sub. lien, Series B, FSA Insured, 5.50%, 7/01/30 ...........         2,000,000         2,124,560
   Houston Area Water Corp. Contract Revenue, Northeast Water Purification Project,
       FGIC Insured, 5.125%, 3/01/28 ..........................................................        15,000,000        15,485,250
   Houston GO, Public Improvement, Refunding, MBIA Insured, 5.00%, 3/01/25 ....................         5,000,000         5,152,700
   Houston Water and Sewer Systems Revenue, junior lien, Series B, FGIC Insured,
       Pre-Refunded,
       5.00%, 12/01/25 ........................................................................         9,710,000        10,203,948
       5.25%, 12/01/30 ........................................................................        14,000,000        15,036,000
   Joshua ISD, GO, Refunding, Series B, 6.125%, 2/15/26 .......................................            20,000            20,103
   Keller ISD, GO, Refunding, 5.375%, 8/15/25 .................................................         1,500,000         1,586,220
   Kerrville ISD, GO, Pre-Refunded, 6.00%, 8/15/13 ............................................         1,000,000         1,109,630
   Laredo ISD, GO, Pre-Refunded, 5.25%, 8/01/24 ...............................................         4,000,000         4,260,800
   Little Cypress Mauriceville Consolidated ISD, GO, Refunding, 5.90%, 8/01/29 ................         2,130,000         2,290,772
   Lower Colorado River Authority Revenue,
       Refunding, FSA Insured, 5.00%, 5/15/31 .................................................        10,000,000        10,234,700
       Refunding and Improvement, Series A, MBIA Insured, 5.00%, 5/15/26 ......................         2,000,000         2,047,480
   Lubbock HFC, SFMR, MBS Program, Refunding, Series A, GNMA Secured, 6.125%, 12/01/17 ........           240,000           246,600
   North Central Texas Health Facility Development Corp. Revenue,
       Children's Medical Center Dallas, Refunding, AMBAC Insured, 5.25%, 8/15/24 .............        19,335,000        20,341,774
       Texas Health Resources System, Series B, MBIA Insured, 5.125%, 2/15/22 .................         5,985,000         6,161,737
   Northside ISD, GO, Refunding, 5.00%, 2/15/26 ...............................................         2,500,000         2,579,375
   Onalaska ISD, GO, 5.375%, 2/15/32 ..........................................................         2,840,000         2,995,149
   Pasadena GO, Certificates of Obligation, FGIC Insured, 5.25%, 4/01/32 ......................         3,000,000         3,118,560


42 | Semiannual Report

FRANKLIN FEDERAL TAX-FREE INCOME FUND

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   TEXAS (CONT.)
   Port Corpus Christi IDC Revenue, Valero, Refunding, Series B, 5.40%, 4/01/18 ...............  $      4,000,000   $     4,185,320
   Port Corpus Christi Nueces County General Revenue, Union Pacific, Refunding, 5.65%,
     12/01/22 ................................................................................         15,000,000        15,832,350
   Red River Authority PCR, West Texas Utilities Co. Project, Public Service Co. of Oklahoma,
     Central Power and Light Co., Refunding, MBIA Insured, 6.00%, 6/01/20 ....................         12,000,000        12,429,600
   Richardson GO, Hotel Occupancy Certificates, Series A, FGIC Insured, 5.75%, 2/15/21 ........         2,500,000         2,693,950
   Sabine River Authority PCR, Southwestern Electric Power Co., Refunding, MBIA Insured,
     6.10%, 4/01/18 ..........................................................................          9,000,000         9,287,460
   San Antonio Water Revenue,
       Refunding, FSA Insured, 5.00%, 5/15/28 .................................................         5,000,000         5,123,000
       Systems, Refunding, FSA Insured, 5.00%, 5/15/25 ........................................         5,000,000         5,145,800
   Southmost Regional Water Authority Water Supply Contract Revenue, MBIA Insured, 5.00%,
     9/01/25 .................................................................................          5,000,000         5,151,200
   Tarrant County Health Facilities Development Corp. Health System Revenue, Harris Methodist
     Health System, FGIC Insured, ETM, 6.00%, 9/01/24 ........................................          4,000,000         4,657,280
   Tarrant County Health Facilities Development Corp. Revenue, Bethesda Living Centers,
     Series C, 5.75%,
       8/15/18 ................................................................................         1,570,000         1,517,484
       8/15/28 ................................................................................         3,900,000         3,580,317
   Texas City IDC Marine Terminal Revenue, ARCO Pipe Line Co. Project, Refunding, 7.375%,
      10/01/20 ................................................................................           500,000           649,140
   Texas State GO, Veterans Housing Assistance, Fund I, Refunding, Series A, 6.15%, 12/01/25 ..         1,000,000         1,016,460
   Tyler Health Facilities Development Corp. Hospital Revenue, East Texas Medical Center
     Project,
       Series A, MBIA Insured, 5.50%, 11/01/17 ................................................         1,735,000         1,810,681
       Series D, FSA Insured, 5.375%, 11/01/27 ................................................        12,480,000        13,134,326
   University of Texas University Revenues, Financing System, Series A, Pre-Refunded, 5.70%,
     8/15/20 ..................................................................................         1,000,000         1,081,690
   Wylie ISD, GO,
       Pre-Refunded, 7.00%, 8/15/24 ...........................................................           660,000           771,665
       Refunding, 7.00%, 8/15/24 ..............................................................           340,000           394,454
                                                                                                                    ---------------
                                                                                                                        373,011,082
                                                                                                                    ---------------

   U.S. TERRITORIES 1.9%
   Children's Trust Fund Tobacco Settlement Revenue, Asset-Backed Bonds, Refunding, 5.375%,
     5/15/33 ..................................................................................        22,880,000        23,545,350
   Puerto Rico Commonwealth GO,
       AMBAC Insured, Pre-Refunded, 5.40%, 7/01/25 ............................................           250,000           257,565
       Public Improvement, Pre-Refunded, 5.75%, 7/01/17 .......................................           250,000           263,320
   Puerto Rico Commonwealth Highway and Transportation Authority Highway Revenue, Series Y,
       5.00%, 7/01/36 .........................................................................        62,000,000        62,763,220
       5.50%, 7/01/36 .........................................................................         7,000,000         7,556,360
   Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series K, 5.00%,
     7/01/30 ..................................................................................        19,190,000        19,408,766
   Puerto Rico Housing Bank and Financing Authority SFMR, Affordable Housing Mortgage,
     First Portfolio, 6.25%, 4/01/29 ..........................................................           130,000           132,033
   Puerto Rico Industrial Medical and Environmental Pollution Control Facilities Financing
     Authority Revenue, PepsiCo Inc. Project, 6.25%, 11/15/13 .................................           350,000           355,898


                                                          Semiannual Report | 43

FRANKLIN FEDERAL TAX-FREE INCOME FUND

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   U.S. TERRITORIES (CONT.)
   Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
     Financing Authority Industrial Revenue,
       Guaynabo Warehouse, Series A, 5.15%, 7/01/19 ...........................................  $        850,000   $       857,216
       Teacher's Retirement System Revenue, Series B, ETM, 5.50%, 7/01/21 .....................           250,000           258,700
   Puerto Rico PBA Revenue, Guaranteed Government Facilities, Series D,
       5.25%, 7/01/27 .........................................................................         3,265,000          3,406,309
       Pre-Refunded, 5.25%, 7/01/27 ...........................................................         8,735,000         9,479,135
   University of Puerto Rico Revenues, Series M, MBIA Insured, 5.25%, 6/01/25 .................           285,000           290,700
   Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A,
       5.50%, 10/01/18 ........................................................................         1,400,000         1,460,564
       5.50%, 10/01/22 ........................................................................         5,000,000         5,200,950
       5.625%, 10/01/25 .......................................................................         1,900,000         1,977,482
   Virgin Islands Water and Power Authority Electric System Revenue, Refunding, 5.30%,
     7/01/18 ..................................................................................           500,000           500,165
                                                                                                                    ---------------
                                                                                                                        137,713,733
                                                                                                                    ---------------

   UTAH 0.6%
   Intermountain Power Agency Power Supply Revenue,
       ETM, 6.15%, 7/01/14 ....................................................................        16,225,000        17,166,212
       Series A, 6.15%, 7/01/14 ...............................................................         8,775,000         9,106,695
   Salt Lake County College Revenue, Westminster College Project,
       5.70%, 10/01/17 ........................................................................         1,000,000         1,039,650
       5.75%, 10/01/27 ........................................................................         1,000,000         1,037,750
       5.625%, 10/01/28 .......................................................................         3,305,000         3,441,926
   South Jordan Sales Tax Revenue, AMBAC Insured, 5.20%, 8/15/26 ..............................         4,770,000         4,960,180
   South Valley Water Reclamation Facility Sewer Revenue, AMBAC Insured, 5.00%, 8/15/30 .......         5,730,000         5,917,658
   Utah State HFAR, SFM, Series B, 6.55%, 7/01/26 .............................................           200,000           200,356
                                                                                                                    ---------------
                                                                                                                         42,870,427
                                                                                                                    ---------------

   VERMONT 0.5%
   Burlington Airport Revenue, Series A, MBIA Insured, 5.00%, 7/01/28 .........................         5,780,000         5,942,534
   University of Vermont and State Agricultural College Revenue, MBIA Insured, 5.00%,
     10/01/30 .................................................................................        12,210,000        12,663,724
   Vermont Educational and Health Buildings Financing Agency Revenue, Fletcher Allen Health,
     Series A, AMBAC Insured, 6.125%, 12/01/27 ................................................        13,000,000        14,401,790
   Vermont HFA, SFHR, Series 5, 7.00%, 11/01/27 ...............................................         2,565,000         2,594,061
                                                                                                                    ---------------
                                                                                                                         35,602,109
                                                                                                                    ---------------

   VIRGINIA 0.4%
   Greater Richmond Convention Center Authority Hotel Tax Revenue, Refunding, MBIA Insured,
     5.00%, 6/15/30 ...........................................................................        12,260,000        12,656,243
   Medical College Hospital Authority Revenue, General Revenue Bonds, MBIA Insured, 5.125%,
     7/01/18 ..................................................................................         2,000,000         2,077,460
   Virginia State HDA Commonwealth Mortgage Revenue, Series H, Sub Series H-1,
     MBIA Insured, 5.35%, 7/01/31 .............................................................        10,000,000        10,244,300
                                                                                                                    ---------------
                                                                                                                         24,978,003
                                                                                                                    ---------------


44 | Semiannual Report

FRANKLIN FEDERAL TAX-FREE INCOME FUND

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   WASHINGTON 3.0%
   Bellingham Housing Authority Revenue, Pacific Rim and Cascade Meadows Project,
       Refunding, MBIA Insured, 5.20%, 11/01/27 ................................................     $    200,000     $     202,096
   Central Puget Sound Regional Transportation Authority Sales and Use Tax Revenue,
       Series A, AMBAC Insured, 5.00%, 11/01/30 ................................................       20,000,000        20,718,800
   Chelan County PUD No. 1 Chelan Hydroelectric Consolidated System Revenue, Division V,
       Mandatory Put 7/01/27, Series A, 5.65%, 7/01/32 .........................................        5,000,000         5,207,350
   Chelan County PUD No. 1 Consolidated Revenue, Chelan Hydroelectric, Division I,
       Mandatory Put 7/01/28, Series A, FSA Insured, 5.25%, 7/01/33 ............................          200,000           203,956
   Clark County PUD No. 1 Generating System Revenue
       FGIC Insured, ETM, 6.00%, 1/01/08 .......................................................          200,000           211,636
       Refunding, FSA Insured, 5.50%, 1/01/25 ..................................................       15,015,000        16,011,846
   Clark County Sewer Revenue, MBIA Insured, Pre-Refunded, 5.70%, 12/01/16 .....................          200,000           205,680
   Energy Northwest Electric Revenue, Columbia Generating, Refunding, Series B, FSA
       Insured, 5.35%, 7/01/18 .................................................................       11,500,000        12,288,440
   Goat Hill Properties Lease Revenue, Government Office Building Project, MBIA Insured,
       5.00%, 12/01/33 .........................................................................       18,500,000        18,988,215
   Grant County PUD No. 2 Priest Rapids Hydro Electric Revenue, Second Series B,
       MBIA Insured, 5.875%, 1/01/26  ..........................................................          100,000           102,365
   Grant County PUD No. 2 Wanapum Hydro Electric Revenue, Refunding,
       Second Series A, MBIA Insured, 5.20%, 1/01/23 ...........................................          250,000           258,185
       Series D, FSA Insured, 5.20%, 1/01/23 ...................................................        6,000,000         6,285,900
   King County GO, Sewer, Refunding, Series C, 6.25%, 1/01/32 ..................................        8,715,000         9,173,845
   King County Housing Authority Revenue, Woodridge Park Project, 6.25%, 5/01/15 ...............          175,000           175,250
   King County School District No. 400 Mercer Island GO, Pre-Refunded, 5.90%, 12/01/15 .........          100,000           103,050
   King County School District No. 408 Auburn GO, FSA Insured, 5.00%, 12/01/24 .................        5,000,000         5,161,150
   King County School District No. 415 Kent GO, FSA Insured, Pre-Refunded, 5.875%,
       6/01/16 .................................................................................          200,000           203,264
   Pierce County School District No. 320 Sumner GO, FSA Insured, Pre-Refunded, 6.00%,
       12/01/14 ................................................................................        2,000,000         2,231,680
   Pierce County School District No. 403 Bethel GO, FGIC Insured, 5.25%, 12/01/22 ..............        5,000,000         5,296,400
   Pierce County Sewer Revenue, Pre-Refunded, 5.70%, 2/01/17 ...................................          100,000           100,669
   Port Seattle Revenue, Refunding,
       MBIA Insured, 5.00%, 7/01/33 ............................................................       10,000,000        10,209,900
       Series A, FGIC Insured, 5.00%, 4/01/31 ..................................................       21,680,000        22,134,846
   Seattle Municipal Light and Power Revenue, 5.40%, 12/01/25 ..................................       10,000,000        10,642,000
   Seattle Water System Revenue, FGIC Insured, 5.00%, 10/01/23 .................................          300,000           307,995
   Snohomish County Housing Authority Revenue, Pooled, 6.30%, 4/01/16 ..........................          200,000           201,318
   Snohomish County USD No. 6 GO, 6.50%, 12/01/11 ..............................................        7,000,000         8,000,510
   Spokane County GO, Pre-Refunded, 6.00%, 12/01/14 ............................................          130,000           134,102
   Spokane County Water District No. 3 Water Revenue, Refunding, 5.90%, 1/01/14 ................           15,000            15,057
   Tacoma GO, Series A, MBIA Insured, 5.625%, 12/01/22 .........................................          300,000           312,291
   Twenty-Fifth Avenue Properties Washington Student Housing Revenue, MBIA Insured,
       5.125%, 6/01/22 .........................................................................        2,925,000         3,060,164
       5.25%, 6/01/33 ..........................................................................        9,770,000        10,143,409
   Washington State GO,
       Motor Vehicle Fuel Tax, Series B, FGIC Insured, 5.00%, 7/01/27 ..........................       10,000,000        10,379,500
       Series A, FGIC Insured, 5.00%, 7/01/27 ..................................................       10,000,000        10,379,500
       Various Purpose, Series C, FSA Insured, 5.25%, 1/01/26 ..................................       10,120,000        10,670,326


                                                          Semiannual Report | 45

FRANKLIN FEDERAL TAX-FREE INCOME FUND

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   WASHINGTON (CONT.)
   Washington State Health Care Facilities Authority Revenue,
       Multicare Health Systems, MBIA Insured, 5.00%, 8/15/22 ..................................     $    250,000     $     254,985
       Providence Services, MBIA Insured, 5.50%, 12/01/26 ......................................        6,000,000         6,296,220
   Washington State Higher Education Facilities Authority Revenue, Pacific Lutheran
       University Project, Refunding, Connie Lee Insured, 5.70%, 11/01/26 ......................          200,000           207,926
   Washington State Public Power Supply System Revenue, Nuclear Project No. 2,
       Refunding, Series A, 6.30%, 7/01/12 .....................................................        7,700,000         8,750,203
                                                                                                                      -------------
                                                                                                                        215,230,029
                                                                                                                      -------------
   WEST VIRGINIA 0.6%
   Braxton County Solid Waste Disposal Revenue, Weyerhaeuser Co. Project, Refunding,
       5.40%, 5/01/25 ..........................................................................       10,000,000        10,099,100
   West Virginia State GO, Series A, FGIC Insured, 5.20%, 11/01/26 .............................       10,000,000        10,814,200
   West Virginia State Water Development Water Revenue, Loan Program 2, Refunding,
       Series B, AMBAC Insured, 5.00%, 11/01/29 ................................................        7,500,000         7,758,000
   West Virginia University Revenues, Improvement, West Virginia University Projects,
       Series C, FGIC Insured, 5.00%, 10/01/34 .................................................       10,000,000        10,289,300
                                                                                                                      -------------
                                                                                                                         38,960,600
                                                                                                                      -------------
   WISCONSIN 0.7%
   Janesville IDR, Simmons Manufacturing Co., 7.00%, 10/15/17 ..................................        2,200,000         2,206,116
   Wisconsin Housing and EDA Homeownership Revenue, Refunding, Series A, 6.10%,
       11/01/10 ................................................................................        7,920,000         8,022,802
   Wisconsin State Health and Educational Facilities Authority Revenue,
       Children's Hospital of Wisconsin Inc., AMBAC Insured, 5.375%, 2/15/28 ...................       21,050,000        21,527,414
       Franciscan Sisters Christian, Series A, 5.50%, 2/15/18 ..................................        1,500,000         1,529,625
       Franciscan Sisters Christian, Series A, 5.50%, 2/15/28 ..................................        1,000,000         1,010,540
       Mercy Health Systems Corp., AMBAC Insured, 6.125%, 8/15/13 ..............................        6,500,000         6,670,040
       Mercy Health Systems Corp., AMBAC Insured, 6.125%, 8/15/17 ..............................        7,500,000         7,696,200
                                                                                                                      -------------
                                                                                                                         48,662,737
                                                                                                                      -------------
   WYOMING 0.0%(c)
   Wyoming CDA, MFMR, Series A,
       6.90%, 6/01/12 ..........................................................................          260,000           260,107
       6.95%, 6/01/24 ..........................................................................          815,000           815,342
                                                                                                                      -------------
                                                                                                                          1,075,449
                                                                                                                      -------------
   TOTAL BONDS (COST $6,293,197,782) ...........................................................                      6,617,087,649
                                                                                                                      -------------
   ZERO COUPON/STEP-UP BONDS 4.7%
   ARIZONA 0.2%
   Phoenix Civic Improvement Corp. Distribution Revenue, Convertible Capital
       Appreciation, Civic Plaza, Series B, FGIC Insured, zero cpn. to 7/01/13, 5.50%
       thereafter,
       7/01/32 .................................................................................        6,000,000         4,471,800
       7/01/34 .................................................................................        5,000,000         3,727,850
       7/01/35 .................................................................................        9,860,000         7,350,717
                                                                                                                      -------------
                                                                                                                         15,550,367
                                                                                                                      -------------


46 | Semiannual Report

FRANKLIN FEDERAL TAX-FREE INCOME FUND

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   ZERO COUPON/STEP-UP BONDS (CONT.)
   CALIFORNIA 1.4%
   Foothill/Eastern Corridor Agency Toll Road Revenue,
     Capital Appreciation, Refunding, 1/15/24 ....................................................  $  65,000,000   $    22,392,500
     Convertible Capital Appreciation, Refunding, zero cpn. to 7/15/09, 5.85% thereafter,
       1/15/23 ...................................................................................     35,000,000        29,921,500
   San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
     Capital Appreciation, Refunding, Series A, zero cpn. to 1/15/07, 5.75% thereafter,
       1/15/21 ...................................................................................     50,000,000        44,908,000
     senior lien, ETM, 1/01/23 ...................................................................      7,000,000         3,169,880
                                                                                                                    ---------------
                                                                                                                        100,391,880
                                                                                                                    ---------------
   COLORADO 0.0%(c)
   Colorado Springs Airport Revenue, Series C,
       1/01/07 ...................................................................................      1,675,000         1,608,134
       1/01/08 ...................................................................................        800,000           730,192
       1/01/11 ...................................................................................      1,450,000         1,142,600
                                                                                                                    ---------------
                                                                                                                          3,480,926
                                                                                                                    ---------------
   DISTRICT OF COLUMBIA 0.2%
   District of Columbia Revenue, Capital Appreciation, Georgetown University,
       MBIA Insured, 4/01/22 .....................................................................     12,870,000         5,326,249
       MBIA Insured, 4/01/23 .....................................................................     14,160,000         5,499,178
       Series A, MBIA Insured, 4/01/20 ...........................................................      8,860,000         4,152,771
                                                                                                                    ---------------
                                                                                                                         14,978,198
                                                                                                                    ---------------
   FLORIDA 0.1%
   Florida State Mid-Bay Bridge Authority Revenue, Series A, AMBAC Insured,
       10/01/23 ..................................................................................      5,000,000         1,982,350
       10/01/24 ..................................................................................      3,000,000         1,122,900
   Miami-Dade County Special Obligation Revenue, Sub Series B, MBIA Insured,10/01/34 .............      5,500,000         1,114,410
                                                                                                                    ---------------
                                                                                                                          4,219,660
                                                                                                                    ---------------
   ILLINOIS 1.0%
   Metropolitan Pier and Exposition Authority Dedicated State Tax Revenue,
       Capital Appreciation, 2002, Series A, FGIC Insured, 6/15/08 ...............................        185,000           169,073
       Capital Appreciation, 2002, Series A, FGIC Insured, 6/15/09 ...............................        235,000           206,257
       Capital Appreciation, 2002, Series A, FGIC Insured, ETM, 6/15/08 ..........................      7,000,000         6,403,950
       Capital Appreciation, 2002, Series A, FGIC Insured, ETM, 6/15/09 ..........................      9,275,000         8,157,919
       Capital Appreciation, McCormick Place, Refunding, Series B, 6/15/22 .......................     30,000,000        17,825,400
       Capital Appreciation, McCormick Place, Refunding, Series B, MBIA Insured, 6/15/20 .........      8,240,000         6,328,073
       Capital Appreciation, McCormick Place, Refunding, Series B, MBIA Insured, 6/15/21 .........      6,000,000         4,612,560
       Capital Appreciation, Series A, FGIC Insured, ETM, 6/15/08 ................................      1,315,000         1,203,028
       Capital Appreciation, Series A, FGIC Insured, ETM, 6/15/09 ................................      1,490,000         1,310,545
       McCormick Place Expansion Project, Series A, FGIC Insured, 6/15/10 ........................        155,000           130,451
       McCormick Place Expansion Project, Series A, FGIC Insured, ETM, 6/15/10 ...................      7,845,000         6,611,452
       McCormick Place Expansion Project, Series A, FGIC Insured, ETM, 6/15/11 ...................      9,690,000         7,791,632
   University of Illinois University Revenues, Auxiliary Facilities, AMBAC Insured,4/01/10 .......     14,250,000        12,069,750
                                                                                                                    ---------------
                                                                                                                         72,820,090
                                                                                                                    ---------------


                                                          Semiannual Report | 47

FRANKLIN FEDERAL TAX-FREE INCOME FUND

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   ZERO COUPON/STEP-UP BONDS (CONT.)
   KENTUCKY 0.6%
   Jefferson County Capital Projects Corp. Lease Revenue, Refunding, Series A,
       8/15/07 ...................................................................................  $   1,640,000   $     1,543,486
       8/15/08 ...................................................................................      4,505,000         4,078,016
       8/15/09 ...................................................................................      4,580,000         3,945,578
       8/15/10 ...................................................................................      4,620,000         3,795,884
       8/15/13 ...................................................................................      6,825,000         4,867,590
       8/15/14 ...................................................................................      6,860,000         4,660,547
       8/15/16 ...................................................................................      7,005,000         4,321,455
       8/15/17 ...................................................................................      7,115,000         4,163,342
   Kentucky Economic Development Finance Authority Health System Revenue, Norton
       Healthcare Inc., Refunding, Series B, MBIA Insured, 10/01/18 ..............................     10,000,000         5,517,000
   Owensboro Electric Light and Power Revenue, Series B, AMBAC Insured, 1/01/08 ..................      5,250,000         4,868,640
                                                                                                                    ---------------
                                                                                                                         41,761,538
                                                                                                                    ---------------
   LOUISIANA 0.2%
   Calcasieu Parish Memorial Hospital Service District Revenue, Lake Charles Parish Memorial
     Hospital Project, Series A, Connie Lee Insured, 12/01/22 ....................................     11,040,000        11,006,549
                                                                                                                    ---------------
   MICHIGAN 0.1%
   Coldwater Community Schools GO, Capital Appreciation, MBIA Insured, Pre-Refunded,
       5/01/18 ...................................................................................      5,935,000         2,964,354
   Harrison Community Schools GO, AMBAC Insured, 5/01/20 .........................................      6,000,000         2,567,340
                                                                                                                    ---------------
                                                                                                                          5,531,694
                                                                                                                    ---------------
   NEVADA 0.2%
   Director of the State Department of Business and Industry Revenue, Las Vegas Monorail
     Project, AMBAC Insured,
       1/01/25 ...................................................................................      3,080,000         1,193,377
       1/01/26 ...................................................................................      3,815,000         1,395,756
       1/01/27 ...................................................................................      3,000,000         1,035,600
       1/01/28 ...................................................................................     13,315,000         4,342,820
       1/01/29 ...................................................................................      8,410,000         2,590,196
                                                                                                                    ---------------
                                                                                                                         10,557,749
                                                                                                                    ---------------
   NEW JERSEY 0.1%
   New Jersey State Turnpike Authority Turnpike Revenue, Growth and Income Securities,
     Series B, AMBAC Insured, 1/01/35 . ..........................................................     10,000,000         6,420,300
                                                                                                                    ---------------
   TEXAS 0.3%
   Hays Consolidated ISD, GO, Capital Appreciation, Pre-Refunded,
       8/15/19 ...................................................................................      5,285,000         2,633,885
       8/15/21 ...................................................................................      8,420,000         3,703,116
       8/15/22 ...................................................................................      8,470,000         3,502,769
   Texas State Turnpike Authority Central Texas Turnpike System Revenue, Capital Appreciation,
     AMBAC Insured, 8/15/31 ......................................................................     43,500,000        10,279,050
                                                                                                                    ---------------
                                                                                                                         20,118,820
                                                                                                                    ---------------


48 | Semiannual Report

FRANKLIN FEDERAL TAX-FREE INCOME FUND

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   ZERO COUPON/STEP-UP BONDS (CONT.)
   WASHINGTON 0.3%
   Washington State Public Power Supply System Revenue, Nuclear Project No. 3,
      Capital Appreciation, Series B, 7/01/14 ................................................   $     12,450,000   $     8,540,077
      Capital Appreciation, Series B, ETM, 7/01/14 ...........................................          2,550,000         1,771,536
      Refunding, Series B, 7/01/12 ...........................................................          6,400,000         4,826,944
      Refunding, Series B, 7/01/13 ...........................................................         11,000,000         7,934,410
                                                                                                                    ---------------
                                                                                                                         23,072,967
                                                                                                                    ---------------
   TOTAL ZERO COUPON/STEP-UP BONDS (COST $304,583,158) .......................................                          329,910,738
                                                                                                                    ---------------
   TOTAL LONG TERM INVESTMENTS (COST $6,597,780,940) .........................................                        6,946,998,387
                                                                                                                    ---------------

   SHORT TERM INVESTMENTS 0.7%
   CALIFORNIA 0.1%
(e)California State Economic Recovery Revenue, Series C-9, Daily VRDN and Put, 2.67%,
      7/01/23 ................................................................................          4,100,000         4,100,000
                                                                                                                    ---------------

   GEORGIA 0.1%
(e)Athens-Clarke County Unified Government Authority Revenue, University of Georgia Athletic
      Assn. Project, Daily VRDN and Put, 2.71%, 8/01/33 ......................................          4,015,000         4,015,000
(e)Atlanta Water and Wastewater Revenue, Series C, FSA Insured, Daily VRDN and Put, 2.72%,
      11/01/41 ...............................................................................          1,600,000         1,600,000
                                                                                                                    ---------------
                                                                                                                          5,615,000
                                                                                                                    ---------------

   LOUISIANA 0.0%(c)
(e)Louisiana State Offshore Terminal Authority Deepwater Port Revenue, Loop Inc. Project,
      First Stage, ACES, Refunding, Daily VRDN and Put, 2.72%, 9/01/17 .......................            800,000           800,000
                                                                                                                    ---------------

   MASSACHUSETTS 0.1%
(e)Massachusetts State Health and Educational Facilities Authority Revenue, Capital Assets
      Program, Series D, MBIA Insured, Daily VRDN and Put, 2.65%, 1/01/35 ....................          5,360,000         5,360,000
                                                                                                                    ---------------

   MICHIGAN 0.0%(c)
(e)Michigan State University Revenues, Series A, Daily VRDN and Put, 2.72%, 8/15/32 ..........            600,000           600,000
                                                                                                                    ---------------

   MISSOURI 0.0%(c)
(e)Missouri State Health and Educational Facilities Authority Educational Facilities Revenue,
      Washington University, Series B, Daily VRDN and Put, 2.69%, 2/15/33 ....................          2,500,000         2,500,000
                                                                                                                    ---------------

   NEW MEXICO 0.1%
(e)Farmington PCR, Arizona Public Service Co., Refunding, Series B, Daily VRDN and Put,
      2.72%, 9/01/24 .........................................................................          3,600,000         3,600,000
                                                                                                                    ---------------

   NEW YORK 0.2%
(e)Long Island Power Authority Electric System Revenue,
      Sub Series 2, Daily VRDN and Put, 2.68%, 5/01/33 .......................................          3,300,000         3,300,000
      Sub Series 3B, Daily VRDN and Put, 2.69%, 5/01/33 ......................................          2,700,000         2,700,000
(e)New York City GO,
      Sub Series A-7, Daily VRDN and Put, 2.68%, 8/01/20 .....................................          1,100,000         1,100,000
      Sub Series E-3, Daily VRDN and Put, 2.68%, 8/01/23 .....................................          3,900,000         3,900,000


                                                          Semiannual Report | 49

FRANKLIN FEDERAL TAX-FREE INCOME FUND

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   SHORT TERM INVESTMENTS (CONT.)
   NEW YORK (CONT.)
(e)New York City IDAR, Liberty, 1 Bryant Park LLC, Series B, Daily VRDN and Put, 2.74%,
      11/01/39 ...............................................................................   $      2,200,000   $     2,200,000
(e)New York City Municipal Water Finance Authority Water and Sewer System Revenue,
      Fiscal 2003, Refunding, Sub Series C-3, Daily VRDN and Put, 2.68%, 6/15/18 .............            780,000           780,000
      Series A, FGIC Insured, Daily VRDN and Put, 2.69%, 6/15/25 .............................          2,800,000         2,800,000
(e)New York State Local Government Assistance Corp. Revenue, Weekly VRDN and Put, 2.59%,
      4/01/23 ................................................................................          2,400,000         2,400,000
                                                                                                                    ---------------
                                                                                                                         19,180,000
                                                                                                                    ---------------

   TENNESSEE 0.1%
(e)Clarksville PBA Revenue, Pooled Financing, Tennessee Municipal Bond Fund, Daily VRDN and
     Put, 2.72%,
      1/01/33 ................................................................................          2,800,000         2,800,000
      7/01/34 ................................................................................          3,000,000         3,000,000
(e)Montgomery County PBA Pooled Financing Revenue, Tennessee County Loan Pool, Daily VRDN and
     Put, 2.72%, 7/01/34 .....................................................................          2,000,000         2,000,000
                                                                                                                    ---------------
                                                                                                                          7,800,000
                                                                                                                    ---------------
   TOTAL SHORT TERM INVESTMENTS (COST $49,555,000) ...........................................                           49,555,000
                                                                                                                    ---------------
   TOTAL INVESTMENTS (COST $6,647,335,940) 99.0% .............................................                        6,996,553,387
   OTHER ASSETS, LESS LIABILITIES 1.0% .......................................................                           73,046,663
                                                                                                                    ---------------
   NET ASSETS 100.0% .........................................................................                      $ 7,069,600,050
                                                                                                                    ===============

See Selected Portfolio Abbreviations on page 51.

(a) See Note 1(b) regarding securities purchased on a when-issued or delayed delivery basis.

(b)   See Note 6 regarding defaulted securities.

(c)   Rounds to less than 0.05% of net assets.

(d) Upon review by the Internal Revenue Service (IRS), income generated by the bond has been deemed to be taxable. Georgia Pacific Corp. (GP) is contesting the IRS determination and is currently negotiating with the Fund on this matter. In various SEC filings, GP has stated that it will take steps to ensure that bondholders will be made whole with respect to any tax liability caused by the IRS determination.

(e) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end. VRDNs are valued at cost.


50 | See notes to financial statements. | Semiannual Report

FRANKLIN FEDERAL TAX-FREE INCOME FUND

SELECTED PORTFOLIO ABBREVIATIONS

ACES    -   Adjustable Convertible Exempt Securities
AMBAC   -   American Municipal Bond Assurance Corp.
BIG     -   Bond Investors Insurance Co. (acquired by MBIA in
            1989 and no longer does business under this name)
CDA     -   Community Development Authority/Agency
CIFG    -   CDC IXIS Financial Guaranty
COP     -   Certificate of Participation
CRDA    -   Community Redevelopment Authority/Agency
EDA     -   Economic Development Authority
EDC     -   Economic Development Corp.
EDR     -   Economic Development Revenue
ETM     -   Escrow to Maturity
FGIC    -   Financial Guaranty Insurance Co.
FHA     -   Federal Housing Authority/Agency
FNMA    -   Federal National Mortgage Association
FSA     -   Financial Security Assurance Inc.
GNMA    -   Government National Mortgage Association
GO      -   General Obligation
HDA     -   Housing Development Authority/Agency
HFA     -   Housing Finance Authority/Agency
HFAR    -   Housing Finance Authority/Agency Revenue
HFC     -   Housing Finance Corp.
HMR     -   Home Mortgage Revenue
IDA     -   Industrial Development Authority/Agency
IDAR    -   Industrial Development Authority/Agency Revenue
IDB     -   Industrial Development Bond/Board
IDC     -   Industrial Development Corp.
IDR     -   Industrial Development Revenue or
            International Depository Receipt
ISD     -   Independent School District
MBIA    -   Municipal Bond Investors Assurance Corp.
MBS     -   Mortgage-Backed Securities
MF      -   Multi-Family
MFH     -   Multi-Family Housing
MFHR    -   Multi-Family Housing Revenue
MFMR    -   Multi-Family Mortgage Revenue
MFR     -   Multi-Family Revenue
MTA     -   Metropolitan Transit Authority
PBA     -   Public Building Authority
PCR     -   Pollution Control Revenue
PFAR    -   Public Financing Authority Revenue
PUD     -   Public Utility District
RDA     -   Redevelopment Agency/Authority
SF      -   Single Family
SFHR    -   Single Family Housing Revenue
SFM     -   Single Family Mortgage
SFMR    -   Single Family Mortgage Revenue
USD     -   Unified/Union School District
XLCA    -   XL Capital Assurance


                     Semiannual Report | See notes to financial statements. | 51

FRANKLIN FEDERAL TAX-FREE INCOME FUND

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2005 (unaudited)

Assets:
   Investments in securities:
      Cost ..................................................   $ 6,647,335,940
                                                                ===============
      Value .................................................   $ 6,996,553,387
   Cash .....................................................           146,441
   Receivables:
      Investment securities sold ............................         5,015,767
      Capital shares sold ...................................         7,359,281
      Interest ..............................................       106,481,534
                                                                ---------------
         Total assets .......................................     7,115,556,410
                                                                ---------------
Liabilities:
   Payables:
      Investment securities purchased .......................        32,369,780
      Capital shares redeemed ...............................         9,472,956
      Affiliates ............................................         3,646,475
   Accrued expenses and other liabilities ...................           467,149
                                                                ---------------
         Total liabilities ..................................        45,956,360
                                                                ---------------
            Net assets, at value ............................   $ 7,069,600,050
                                                                ===============
Net assets consist of:
   Paid-in capital ..........................................   $ 6,753,497,965
   Undistributed net investment income ......................           532,958
   Net unrealized appreciation (depreciation) ...............       349,217,447
   Accumulated net realized gain (loss) .....................       (33,648,320)
                                                                ---------------
            Net assets, at value ............................   $ 7,069,600,050
                                                                ===============


52 | See notes to financial statements. | Semiannual Report

FRANKLIN FEDERAL TAX-FREE INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
October 31, 2005 (unaudited)

CLASS A:
   Net assets, at value .....................................   $  6,272,816,471
                                                                ================
   Shares outstanding .......................................        521,314,682
                                                                ================
   Net asset value per share(a) .............................   $          12.03
                                                                ================
   Maximum offering price per share
   (net asset value per share / 95.75%) .....................   $          12.56
                                                                ================
CLASS B:
   Net assets, at value .....................................   $    275,202,707
                                                                ================
   Shares outstanding .......................................         22,891,040
                                                                ================
   Net asset value and maximum offering price per share(a) ..   $          12.02
                                                                ================
CLASS C:
   Net assets, at value .....................................   $    390,870,419
                                                                ================
   Shares outstanding .......................................         32,501,960
                                                                ================
   Net asset value and maximum offering price per share(a) ..   $          12.03
                                                                ================
ADVISOR CLASS:
   Net assets, at value .....................................   $    130,710,453
                                                                ================
   Shares outstanding .......................................         10,858,070
                                                                ================
   Net asset value and maximum offering price per share(a) ..   $          12.04
                                                                ================

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


                     Semiannual Report | See notes to financial statements. | 53

FRANKLIN FEDERAL TAX-FREE INCOME FUND

STATEMENT OF OPERATIONS
for the six months ended October 31, 2005 (unaudited)

Investment income:
 Interest ...................................................   $   172,071,929
                                                                ---------------
Expenses:
 Management fees (Note 3a) ..................................        16,193,808
 Distribution fees: (Note 3c)
  Class A ...................................................         2,834,645
  Class B ...................................................           928,974
  Class C ...................................................         1,255,563
 Transfer agent fees (Note 3e) ..............................         1,654,775
 Custodian fees .............................................            52,857
 Reports to shareholders ....................................           163,201
 Registration and filing fees ...............................           144,321
 Professional fees ..........................................            54,774
 Directors' fees and expenses ...............................            72,058
 Other ......................................................           226,309
                                                                ---------------
      Total expenses ........................................        23,581,285
                                                                ---------------
        Net investment income ...............................       148,490,644
                                                                ---------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from investments ..................        (2,054,929)
 Net change in unrealized appreciation
 (depreciation) on investments ..............................      (100,610,500)
                                                                ---------------
Net realized and unrealized gain (loss) .....................      (102,665,429)
                                                                ---------------
Net increase (decrease) in net assets
resulting from operations ...................................   $    45,825,215
                                                                ===============


54 | See notes to financial statements. | Semiannual Report

FRANKLIN FEDERAL TAX-FREE INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                               -----------------------------------
                                                               SIX MONTHS ENDED
                                                               OCTOBER 31, 2005     YEAR ENDED
                                                                  (UNAUDITED)     APRIL 30, 2005
                                                               -----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ....................................   $    148,490,644   $   327,787,820
  Net realized gain (loss) from investments ................         (2,054,929)       16,299,382
  Net change in unrealized appreciation
   (depreciation) on investments ...........................       (100,610,500)      165,156,255
                                                               -----------------------------------
      Net increase (decrease) in net assets
       resulting from operations ...........................         45,825,215       509,243,457
                                                               -----------------------------------
Distributions to shareholders from:
 Net investment income:
  Class A ..................................................       (145,345,230)     (293,736,178)
  Class B ..................................................         (5,784,101)      (11,959,143)
  Class C ..................................................         (7,730,129)      (14,969,105)
  Advisor Class ............................................         (2,836,505)       (4,684,334)
                                                               -----------------------------------
Total distributions to shareholders ........................       (161,695,965)     (325,348,760)
                                                               -----------------------------------
Capital share transactions: (Note 2)
  Class A ..................................................         50,582,913      (197,130,415)
  Class B ..................................................         (9,694,917)      (16,379,740)
  Class C ..................................................         25,870,358       (11,503,182)
  Advisor Class ............................................         20,763,831        12,196,210
                                                               -----------------------------------
Total capital share transactions ...........................         87,522,185      (212,817,127)
                                                               -----------------------------------
Redemption fees ............................................              2,910             3,741
                                                               -----------------------------------
      Net increase (decrease) in net assets ................        (28,345,655)      (28,918,689)
                                                               -----------------------------------
Net assets:
 Beginning of period .......................................      7,097,945,705     7,126,864,394
                                                               -----------------------------------
 End of period .............................................   $  7,069,600,050   $ 7,097,945,705
                                                               ===================================
Undistributed net investment income
 included in net assets:
 End of period .............................................   $        532,958   $    13,738,279
                                                               ===================================


                     Semiannual Report | See notes to financial statements. | 55

FRANKLIN FEDERAL TAX-FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNT POLICIES

Franklin Federal Tax-Free Income Fund (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services use valuation models or matrix pricing, which considers information with respect to comparable bond and note transactions, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Directors.

B. SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

The Fund may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

C. INCOME TAXES

No provision has been made for U.S. income taxes because the Fund's policy is to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its income and net realized gains.


56 | Semiannual Report

FRANKLIN FEDERAL TAX-FREE INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNT POLICIES (CONTINUED)

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily and distributed monthly to shareholders. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with generally accepted accounting principles. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they will reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

E. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

F. REDEMPTION FEES

A short-term trading redemption fee will be imposed, with some exceptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

G. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.


                                                          Semiannual Report | 57

FRANKLIN FEDERAL TAX-FREE INCOME FUND

2. CAPITAL STOCK

The Fund offers four classes of shares: Class A, Class B, Class C, and Advisor Class. Effective March 1, 2005, Class B shares are only offered to existing Class B shareholders in the form of reinvested distributions and certain exchanges from other Franklin Templeton Class B shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At October 31, 2005, there were ten billion shares authorized (no par value) of which three billion each were designated as Class A and Class C, one hundred million were designated to Class B and five hundred million were designated to Advisor Class. Transactions in the Fund's shares were as follows:

                                                           --------------------------------------------------------------
                                                                 SIX MONTHS ENDED                   YEAR ENDED
                                                                 OCTOBER 31, 2005                 APRIL 30, 2005
                                                           --------------------------------------------------------------
                                                              SHARES          AMOUNT          SHARES          AMOUNT
                                                           --------------------------------------------------------------
CLASS A SHARES:
   Shares sold ......................................       23,356,575    $  284,943,723    35,302,588    $  425,107,576
   Shares issued in reinvestment of distributions ...        6,245,800        76,156,114    12,715,155       152,440,892
   Shares redeemed ..................................      (25,469,980)     (310,516,924)  (64,650,759)     (774,678,883)
                                                           --------------------------------------------------------------
   Net increase (decrease) ..........................        4,132,395    $   50,582,913   (16,633,016)   $ (197,130,415)
                                                           ==============================================================
CLASS B SHARES:
   Shares sold ......................................           70,633    $      861,473     1,302,907    $   15,656,956
   Shares issued in reinvestment of distributions ...          286,394         3,491,807       595,905         7,142,139
   Shares redeemed ..................................       (1,152,347)      (14,048,197)   (3,275,089)      (39,178,835)
                                                           --------------------------------------------------------------
   Net increase (decrease) ..........................         (795,320)   $   (9,694,917)   (1,376,277)   $  (16,379,740)
                                                           ==============================================================
CLASS C SHARES:
   Shares sold ......................................        3,831,511    $   46,748,693     3,816,575    $   46,010,614
   Shares issued in reinvestment of distributions ...          392,791         4,789,130       778,028         9,328,022
   Shares redeemed ..................................       (2,105,071)      (25,667,465)   (5,582,812)      (66,841,818)
                                                           --------------------------------------------------------------
   Net increase (decrease) ..........................        2,119,231    $   25,870,358      (988,209)   $  (11,503,182)
                                                           ==============================================================
ADVISOR CLASS:
   Shares sold ......................................        2,243,068    $   27,378,043     2,419,643    $   29,232,794
   Shares issued in reinvestment of distributions ...            7,178            87,571         9,508           114,124
   Shares redeemed ..................................         (548,876)       (6,701,783)   (1,438,483)      (17,150,708)
                                                           --------------------------------------------------------------
   Net increase (decrease) ..........................        1,701,370    $   20,763,831       990,668    $   12,196,210
                                                           ==============================================================


58 | Semiannual Report

FRANKLIN FEDERAL TAX-FREE INCOME FUND

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and/or directors of the Fund are also officers and/or directors of the following subsidiaries:

---------------------------------------------------------------------------------------
SUBSIDIARY                                                       AFFILIATION
---------------------------------------------------------------------------------------
Franklin Advisers, Inc. (Advisers)                               Investment manager
Franklin Templeton Services, LLC (FT Services)                   Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)             Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)    Transfer agent

A. MANAGEMENT FEE

The Fund pays an investment management fee to Advisers based on the month-end net assets of the Funds as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE          NET ASSETS
--------------------------------------------------------------------------------
       0.63%                 Up to and including $100 million
       0.50%                 Over $100 million, up to and including $250 million
       0.45%                 Over $250 million, up to and including $10 billion
       0.44%                 Over $10 billion, up to and including $12.5 billion
       0.42%                 Over $12.5 billion, up to and including $15 billion
       0.40%                 Over $15 billion, up to and including $17.5 billion
       0.38%                 Over $17.5 billion, up to and including $20 billion
       0.36%                 In excess of $20 billion

B. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

C. DISTRIBUTION FEES

The Fund's Board of Directors has adopted distribution plans for each share class, with the exception of Advisor class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors up to 0.10% per year of Class A's average daily net assets for costs incurred in connection with the sale and distribution of the Fund's shares. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

Under the Fund's compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the sale and distribution of the Fund's shares up to a certain percentage per year of its average daily net assets of each class as follows:

Class B ...............................................   0.65%
Class C ...............................................   0.65%


                                                          Semiannual Report | 59

FRANKLIN FEDERAL TAX-FREE INCOME FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Net sales charge received(a) ..........................   $722,267
Contingent deferred sales charges retained ............   $204,470

(a) Net of commissions paid to unaffiliated broker/dealers.

E. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $1,654,775, of which $1,106,168 was retained by Investor Services.

4. INCOME TAXES

At April 30, 2005, the Fund had tax basis capital losses which may be carried over to offset future capital gains, if any. At April 30, 2005, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:

2009 ..................................................   $  4,844,273
2010 ..................................................        133,009
2012 ..................................................     26,579,284
                                                          ------------
                                                          $ 31,556,566
                                                          ============

At October 31, 2005, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments ...................................   $ 6,646,256,134
                                                          ===============

Unrealized appreciation ...............................   $   379,439,894
Unrealized depreciation ...............................       (29,142,641)
                                                          ---------------
Net unrealized appreciation ...........................   $   350,297,253
                                                          ===============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities and bond discounts.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, bond workout expenditures, and bond discounts.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended October 31, 2005, aggregated $470,683,905 and $381,368,104, respectively.


60 | Semiannual Report

FRANKLIN FEDERAL TAX-FREE INCOME FUND

6. DEFAULTED SECURITIES

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At October 31, 2005, the value of these securities was $70,789,070, representing 1.00% of the Fund's net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.

7. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission ("SEC") concerning market timing (the "August 2, 2004 SEC Order") and marketing support payments to securities dealers who sell fund shares (the "December 13, 2004 SEC Order") and with the California Attorney General's Office ("CAGO") concerning marketing support payments to securities dealers who sell fund shares (the "CAGO Settlement"). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant ("IDC") to develop a plan for distribution of the respective settlement monies. The CAGO approved the distribution plan under the CAGO Settlement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the relevant funds. The Fund did not participate in the CAGO Settlement. The SEC has not yet approved the distribution plan pertaining to the December 13, 2004 SEC Order. When approved, disbursements of settlement monies will be made promptly to the relevant funds, in accordance with the terms and conditions of that order. The IDC continues to develop the plan of distribution under the August 2, 2004 SEC Order that resolved the SEC's market timing investigation.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.


                                                          Semiannual Report | 61

FRANKLIN FEDERAL TAX-FREE INCOME FUND

7. REGULATORY MATTERS (CONTINUED)

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.


62 | Semiannual Report

FRANKLIN FEDERAL TAX-FREE INCOME FUND

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                                                          Semiannual Report | 63

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LITERATURE REQUEST

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth
Fund Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II(1)

VALUE

Franklin Balance Sheet Investment Fund(2)
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(2)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(3)
Mutual Shares Fund

BLEND

Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME

Franklin Adjustable U.S. Government
  Securities Fund(4)
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity
  U.S. Government Securities Fund(4)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(4)
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME(5)

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(6)

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term
  Tax-Free Income Fund
Federal Intermediate-Term
  Tax-Free Income Fund
New York Intermediate-Term
  Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(7)
Colorado
Connecticut
Florida(7)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(6)
Michigan(6)
Minnesota(6)
Missouri
New Jersey
New York(7)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(8)

(1) The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

(2) The fund is only open to existing shareholders and select retirement plans.

(3) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(4) An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

(5) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(6)   Portfolio of insured municipal securities.

(7) These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

(8) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.


09/05                                          Not part of the semiannual report

    [LOGO](R)
FRANKLIN TEMPLETON                    One Franklin Parkway
   INVESTMENTS                        San Mateo, CA 94403-1906

|_|   WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN FEDERAL
TAX-FREE INCOME FUND

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

116 S2005 12/05

      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Frank W. T. LaHaye and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

      ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES. N/A

      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A

      ITEM 6. SCHEDULE OF INVESTMENTS. N/A

      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

      ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors that would require disclosure herein.

      ITEM 11. CONTROLS AND PROCEDURES.
(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

      ITEM 12. EXHIBITS.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN FEDERAL TAX-FREE INCOME FUND

By /s/JIMMY D. GAMBILL
   -------------------
      Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date   December 19, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/JIMMY D. GAMBILL
   -------------------
      Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date   December 19, 2005


By /s/GALEN G. VETTER
   ------------------
      Galen G. Vetter
      Chief Financial Officer
Date   December 19, 2005